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                              AMENDED AND RESTATED

                          LIMITED PARTNERSHIP AGREEMENT


                                       OF


                                 BAY-GARD, LTD.


                          a Florida limited partnership







                            Dated as of May 15, 1998






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
                                TABLE OF CONTENTS
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                                                                                                               Page

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ARTICLE 1. DEFINED TERMS......................................................................................... 2


ARTICLE 2. ORGANIZATIONAL MATTERS................................................................................14

                  Section 2.1. Formation.........................................................................14
                  Section 2.2. Name..............................................................................14
                  Section 2.3. Registered Office and Agent; Principal Place of Business;
                                   Other Places of Business......................................................15
                  Section 2.4. Power of Attorney.................................................................15
                  Section 2.5. Term..............................................................................16
                  Section 2.6. Effective Time....................................................................16

ARTICLE 3. PURPOSE...............................................................................................16

                  Section 3.1. Purpose and Business..............................................................16
                  Section 3.2. Powers............................................................................17
                  Section 3.3. Specified Purposes................................................................17
                  Section 3.4. Representations and Warranties by the Partners....................................17

ARTICLE 4. CAPITAL CONTRIBUTIONS.................................................................................19

                  Section 4.1. Capital Contributions of the Initial Partners.....................................19
                  Section 4.2. Additional Partners...............................................................19
                  Section 4.3. Loans by Third Parties............................................................19
                  Section 4.4. Additional Funding and Capital Contributions......................................20
                  Section 4.5. No Interest; No Return............................................................21

ARTICLE 5. DISTRIBUTIONS.........................................................................................21

                  Section 5.1. Requirement and Characterization of Distributions.................................21
                  Section 5.2. Distributions in Kind.............................................................21
                  Section 5.3. Amounts Withheld..................................................................22
                  Section 5.4. Distributions Upon Liquidation....................................................22
                  Section 5.5. Restricted Distributions..........................................................22

ARTICLE 6. ALLOCATIONS...........................................................................................22

                  Section 6.1. Timing and Amount of Allocations of Net Income and Net Loss.......................22
                  Section 6.2. General Allocations...............................................................23
                  Section 6.3. Additional Allocation Provisions..................................................24
                  Section 6.4. Tax Allocations...................................................................26
                  Section 6.5. Other Provisions..................................................................26
                  Section 6.6. Amendments to Allocation to Reflect Issuance of Additional
                                   Partnership Interests.........................................................27


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ARTICLE 7. MANAGEMENT AND OPERATIONS OF BUSINESS.................................................................27

                  Section 7.1. Management........................................................................27
                  Section 7.2. Certificate of Formation..........................................................31
                  Section 7.3. Restrictions on General Partner's Authority.......................................31
                  Section 7.4. Reimbursement of the General Partner..............................................33
                  Section 7.5. Other Business of General Partner.................................................34
                  Section 7.6. Contracts with Affiliates.........................................................34
                  Section 7.7. Indemnification...................................................................35
                  Section 7.8. Liability of the General Partner..................................................37
                  Section 7.9. Other Matters Concerning the General Partner......................................37
                  Section 7.10. Title to Partnership Assets......................................................38
                  Section 7.11. Reliance by Third Parties........................................................38

ARTICLE 8. RIGHTS AND OBLIGATIONS OF PARTNERS....................................................................39

                  Section 8.1. Limitation of Liability...........................................................39
                  Section 8.2. Managing of Business..............................................................39
                  Section 8.3. Outside Activities of Partners....................................................39
                  Section 8.4. Return of Capital.................................................................39
                  Section 8.5. Rights of Limited Partners Relating to the Partnership............................40
                  Section 8.6. Exchange Rights...................................................................40

ARTICLE 9. BOOKS, RECORDS, ACCOUNTING AND REPORTS................................................................42

                  Section 9.1. Records and Accounting............................................................42
                  Section 9.2. Fiscal Year.......................................................................43
                  Section 9.3. Reports...........................................................................43

ARTICLE 10. TAX MATTERS..........................................................................................43

                  Section 10.1. Preparation of Tax Returns.......................................................43
                  Section 10.2. Tax Elections....................................................................43
                  Section 10.3. Tax Matters Partner..............................................................44
                  Section 10.4. Organizational Expenses..........................................................44

ARTICLE 11. TRANSFERS AND WITHDRAWALS............................................................................44

                  Section 11.1. Transfer.........................................................................44
                  Section 11.2. Transfer of General Partner's Partnership Interest...............................44
                  Section 11.3. Limited Partners' Rights to Transfer.............................................45
                  Section 11.4. Substituted Partners.............................................................46
                  Section 11.5. Assignees........................................................................47
                  Section 11.6. General Provisions...............................................................47

ARTICLE 12. ADMISSION OF PARTNERS................................................................................48
                  Section 12.1. Admission of Successor General Partner...........................................48
                  Section 12.2. Admission of Additional Partners.................................................49
                  Section 12.3. Amendment of Agreement and Certificate of Partnership............................49

ARTICLE 13. DISSOLUTION, LIQUIDATION AND TERMINATION.............................................................49

                  Section 13.1. Dissolution......................................................................49

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
                  Section 13.2. Winding Up.......................................................................50
                  Section 13.3. Deemed Distribution and Recontribution...........................................52
                  Section 13.4. Rights of Partners...............................................................52
                  Section 13.5. Notice of Dissolution............................................................52
                  Section 13.6. Cancellation of Certificate of Limited Partnership...............................52
                  Section 13.7. Reasonable Time for Winding-Up...................................................52
                  Section 13.8. Liability of Liquidator..........................................................52

ARTICLE 14. GENERAL PROVISIONS...................................................................................53

                  Section 14.1. Addresses and Notice.............................................................53
                  Section 14.2. Titles and Captions..............................................................53
                  Section 14.3. Pronouns and Plurals.............................................................53
                  Section 14.4. Further Action...................................................................53
                  Section 14.5. Binding Effect...................................................................53
                  Section 14.6. Creditors........................................................................53
                  Section 14.7. Waiver...........................................................................54
                  Section 14.8. Counterparts.....................................................................54
                  Section 14.9. Applicable Law...................................................................54
                  Section 14.10. Entire Agreement................................................................54
                  Section 14.11. Invalidity of Provisions........................................................54
                  Section 14.12. Limitation to Preserve REIT Status..............................................54
                  Section 14.13. No Partition....................................................................55

Exhibit A         Partner Information...........................................................................A-1
Exhibit B         Notice of Exchange............................................................................B-1







                                      iii




                              AMENDED AND RESTATED
                          LIMITED PARTNERSHIP AGREEMENT
                                       OF
                                 BAY-GARD, LTD.

                  THIS AMENDED AND RESTATED LIMITED PARTNERSHIP AGREEMENT (this
"Agreement") of BAY-GARD, LTD., a Florida limited partnership (the
"Partnership"), dated as of May 15, 1998, is entered into by and among KIMCO
BRADENTON 698, INC., a Florida corporation (the "General Partner"), and the
Persons whose names are set forth on Exhibit A as attached hereto (the "Limited
Partners," and together with the General Partner, the "Partners"), together with any other Persons who become Partners in the limited partnership as provided herein.

                  WHEREAS, the Partnership was formed as a limited partnership under the laws of the State of Florida pursuant to the Limited Partnership
Agreement dated March 7, 1996; and

                  WHEREAS, the Partners of the Partnership wish to amend and restate their original limited partnership agreement (the "Original Partnership
Agreement") to provide that KIMCO BRADENTON 698, INC. become the General Partner of the Partnership and Midway Holdings, Inc., Palmetto Holdings I, Inc. and J.B.
Baldwin Land Company, Inc. become Limited Partners of the Partnership and cease to be the General Partners; and

                  WHEREAS, this Amended and Restated Limited Partnership
Agreement will be binding as of the Effective Time (defined herein) and the Original Partnership Agreement will cease to be in effect as of the Effective
Time; and

                  WHEREAS, the General Partner, the Partnership and the parties set forth on Exhibit A hereto have entered into that certain Contribution
Agreement dated as of April 6, 1998 (the "Contribution Agreement"), providing for the contribution of a sum certain to, and the acquisition of certain interests in, the Partnership; and

                  WHEREAS, the Partnership Interest of Charles W. Wafer in its entirety, and a portion of the other Pre Closing Partner's Partnership
Interests, as set forth in Exhibit A attached hereto, is being acquired by KIMCO
BRADENTON 698, INC., at the Effective Time the Capital Account of KIMCO
BRADENTON 698, INC., shall be as set forth on Exhibit A and Charles W. Wafer shall withdraw from the Partnership and thereupon cease to be a Partner in the Partnership; and

                  WHEREAS, it is a condition to the closing of the transactions contemplated by the Contribution Agreement that the parties hereto enter this Agreement;

                  NOW THEREFORE, in consideration of the foregoing and the mutual covenants and agreements contained herein and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereby, as of the date hereof, amend and restate the Original
Partnership Agreement to read in full, and hereby agree, as follows:




                                   ARTICLE 1.

                                  DEFINED TERMS

                  The following definitions shall be for all purposes, unless otherwise clearly indicated to the contrary, applied to the terms used in this Agreement.

                  "Act" means the Florida Uniform Limited Partnership Law, as it may be amended from time to time, and any successor to such statute.

                  "Actions" has the meaning set forth in Section 7.7 hereof.

                  "Additional Funds" has the meaning set forth in Section 4.4.A hereof.

                  "Additional Partner" means a Person admitted to the Partnership as a Partner pursuant to Section 4.2 or Section 4.4.D and Section
12.2 hereof and who is shown as such on the books and records of the Partner.

                  "Adjusted Capital Account Deficit" means, with respect to any Partner, the deficit balance, if any, in such Partner's Capital Account as of the end of the relevant Fiscal Year, after giving effect to the following adjustments:

                  (a) decrease such deficit by any amounts that such Partner is obligated to restore pursuant to this Agreement or by operation of law upon liquidation of such Partner's Partnership Interest or is deemed to be obligated to restore pursuant to Regulation Section
         1.704-1(b)(2)(ii)(c) or the penultimate sentence of each of Regulations
         Sections 1.704-2(g)(1) and 1.704-2(i)(5); and

                  (b) increase such deficit by the items described in Regulations Section 1.704-1(b)(2)(ii)(d)(4), (5) and (6).

The foregoing definition of "Adjusted Capital Account Deficit" is intended to comply with the provisions of Regulations Section 1.704-1(b)(2)(ii)(d) and shall be interpreted consistently therewith.

                  "Affiliate" means, with respect to any Person, any Person directly or indirectly controlling or controlled by or under common control with such Person. For the purposes of this definition, "control" when used with respect to any Person means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities, by contract or otherwise, and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

                  "Agreement" means this Amended and Restated Limited
Partnership Agreement of BAY-GARD, LTD., as it may be amended, supplemented or restated from time to time.

                  "Appraisal" means, with respect to any assets, the written opinion of an independent third party experienced in the valuation of similar assets, selected by the General Partner in good faith. Such opinion may be in the form of an opinion by such independent third party that the value for such property or asset as set by the General Partner is fair, from a financial point of view, to the Partnership.

                  "Appraised Value" means, with respect to any asset, including any Contributed Property, the value of such asset as determined by Appraisal.


                                       2


                  "Assignee" means a Person to whom one or more Partnership
Units have been Transferred in a manner permitted under this Agreement, but who has not become a Substituted Partner, and who has the rights set forth in
Section 11.5 hereof.

                  "Available Cash" means, with respect to any period for which such calculation is being made,

                  (a)      the sum, without duplication, of:

                           (1) the Partnership's Net Income or Net Loss (as the case may be) for such period,

                           (2) Depreciation and all other noncash charges to the extent deducted in determining Net Income or Net Loss for such period,

                           (3) the amount of any reduction in reserves of the Partnership referred to in clause (b)(6) below (including, without limitation, reductions resulting because the General Partner determines such amounts are no longer necessary),

                           (4) the excess, if any, of the net cash proceeds from the sale, exchange, disposition, financing or refinancing of Partnership property for such period over the gain (or loss, as the case may be) recognized from such sale, exchange, disposition, financing or refinancing during such period, and

                           (5) all other cash received (excluding security deposits) (including amounts previously accrued as Net Income and amounts of deferred income) or any net amounts borrowed by the Partnership for such period that was not included in determining Net
         Income or Net Loss for such period;

                  (b)      less the sum, without duplication, of:

                           (1) all principal debt payments made during such period by the Partnership,

                           (2) capital expenditures made by the Partnership during such period,

                           (3) investments in any entity (including loans made thereto) to the extent that such investments are not otherwise described in clause (b)(1) or clause (b)(2) above,

                           (4) all other expenditures and payments not deducted in determining Net Income or Net Loss for such period (including amounts paid in respect of expenses previously accrued),

                           (5) any amount included in determining Net Income or Net Loss for such period that was not received by the Partnership during such period, and

                           (6) the amount of any increase in reserves
         (including, without limitation, working capital reserves) established during such period that the General Partner determines are necessary or appropriate in its sole and absolute discretion.


                                       3


Notwithstanding the foregoing, Available Cash shall not include (i) any cash received or reductions in reserves, or take into account any disbursements made, or reserves established, after dissolution and the commencement of the liquidation and winding up of the Partnership or (ii) any Capital Contributions, whenever received.

                  "Bankruptcy Law" means Title II, U.S. Code or any similar federal or state law for the relief of debtors.

                  "Beneficial Ownership" means ownership of REIT Shares by a Person who is or would be treated as an owner of such REIT Shares either actually or constructively through the application of Section 544 of the Code, as modified by Section 856(h)(1)(B) of the Code. The terms "Beneficially Own,"
"Beneficially Owned," "Beneficially Owns" and "Beneficial Owner" shall have the correlative meanings.

                  "Business Day" means any day except a Saturday, Sunday or other day on which commercial banks in New York City are authorized or required by law to close.

                  "Capital Account" means, with respect to any Partner, the Capital Account maintained for such Partner on the Partnership's books and records in accordance with the following provisions:

                  (a) To each Partner's Capital Account, there shall be added such Partner's Capital Contributions, such Partner's allocable share of Net Income and any items of income or gain specially allocated pursuant to Article 6 hereof, and the principal amount of any Partnership liabilities assumed by such Partner or that are secured by any property distributed to such Partner.

                  (b) From each Partner's Capital Account, there shall be subtracted the amount of cash and the Gross Asset Value of any property
         (other than cash) distributed to such Partner pursuant to any provision of this Agreement, such Partner's allocable share of Net Losses and any items of loss or deductions specially allocated pursuant to Article 6 hereof, and the principal amount of any liabilities of such Partner assumed by the Partnership or that are secured by any property contributed by such Partner to the Partnership.

                  (c) In the event any interest in the Partnership is Transferred in accordance with the terms of this Agreement, the transferee shall succeed to the Capital Account of the transferor to the extent that it relates to the Transferred interest.

                  (d) In determining the principal amount of any liability for purposes of subsections (a) and (b) hereof, there shall be taken into account Code Section 752(c) and any other applicable provisions of the Code and Regulations.

                  (e) The provisions of this Agreement relating to the maintenance of Capital Accounts are intended to comply with Regulations
         Sections 1.704-1(b) and 1.704-2, and shall be interpreted and applied in a manner consistent with such Regulations. If the General Partner shall determine that it is prudent to modify the manner in which the Capital Accounts are maintained in order to comply with such Regulations, the General Partner may make such modification provided that such modification is not likely to have a material effect on the amounts distributable to any Partner without such Partner's Consent.
         The General Partner also shall (i) make any adjustments that are necessary or


                                       4


         appropriate to maintain equality between the Capital Accounts of the Partners and the amount of Partnership capital reflected on the Partnership's balance sheet, as computed for book purposes, in accordance with Regulations Section 1.704-1(b)(2)(iv)(q) and (ii) make any appropriate modifications in the event that unanticipated events might otherwise cause this Agreement not to comply with Regulations
         Section 1.704-1(b) or Section 1.704-2.

                  "Capital Contribution" means, with respect to any Partner, the amount of money and the initial Gross Asset Value of any Contributed Property that such Partner contributes to the Partnership pursuant to Section 4.1,
Section 4.2 or Section 4.4 hereof.

                  "Cash Amount Per Unit" means an amount of cash equal to the sum of (1) $1.00 and (2) the Preferred Return Shortfall with respect to the Tendered Unit (if any) at the Specified Exchange Date and (3) a pro rata amount per unit calculated to achieve the agreed upon rate of return (8% annual) for the last short period, if any, before the Specified Exchange Date.

                  "Certificate" means the Certificate of Formation of the Partnership filed in the office of the Secretary of State of the State of Delaware, as amended from time to time in accordance with the terms hereof and the Act.

                  "Charter" means the Articles of Incorporation of the General
Partner, as amended, supplemented or restated from time to time.

                  "Code" means the Internal Revenue Code of 1986, as amended and in effect from time to time or any successor statute thereto, as interpreted by the applicable Regulations thereunder. Any reference herein to a specific section or sections of the Code shall be deemed to include a reference to any corresponding provision of future law.

                  "Consent of the Limited Partner" means the Consent of a Majority in Interest of the Limited Partners, which Consent shall be obtained prior to the taking of any action for which it is required by this Agreement and, except as otherwise provided in this Agreement, may be given or withheld by a Majority in Interest of the Limited Partners, in their reasonable discretion.

                  "Constructive Ownership" means ownership of REIT Shares, or any other interest in an entity by a Person who is or would be treated as an owner thereof either actually or constructively through the application of
Section 318 of the Code, as modified by Section 856(d)(5) of the Code. The terms
"Constructively Own," "Constructively Owned," "Constructively Owns" and
"Constructive Owner" shall have the correlative meanings.

                  "Contributed Property" means each Property or other asset, in such form as may be permitted by the Act, but excluding cash, contributed or deemed contributed to the Partnership.

                  "Contribution Agreement" means the Contribution Agreement dated as of March __, 1998 by and between the Contributors (as defined therein), and the Partnership.

                  "Custodian" means any receiver, trustee, assignee, liquidator or other similar official under any Bankruptcy Law.

                  "Debt" means, as to any Person, as of any date of determination, (i) all indebtedness of such Person for borrowed money or for the deferred purchase price of property or services; (ii) all


                                       5


amounts owed by such Person to banks or other Persons in respect of reimbursement obligations under letters of credit, surety bonds and other similar instruments guaranteeing payment or other performance of obligations by such Person; (iii) all indebtedness for borrowed money or for the deferred purchase price of property or services secured by any lien on any property owned by such Person, to the extent attributable to such Person's interest in such property, even though such Person has not assumed or become liable for the payment thereof; and (iv) lease obligations of such Person that, in accordance with generally accepted accounting principles, should be capitalized.

                  "Depreciation" means, for each Fiscal Year or other applicable period, an amount equal to the federal income tax depreciation, amortization or other cost recovery deduction allowable with respect to an asset for such year or other period, except that, if the Gross Asset Value of an asset differs from its adjusted basis for federal income tax purposes at the beginning of such year or period, Depreciation shall be in an amount that bears the same ratio to such beginning Gross Asset Value as the federal income tax depreciation, amortization or other cost recovery deduction for such year or other period bears to such beginning adjusted tax basis; provided, however, that, if the federal income tax depreciation, amortization or other cost recovery deduction for such year or period is zero, Depreciation shall be determined with reference to such beginning Gross Asset Value using any reasonable method selected by the General
Partner.

                  "Effective Time" means the time and date set forth in Section
2.6.

                  "ERISA" means the Employee Retirement Income Security Act of
1974, as amended.

                  "Excepted Property" has the meaning set forth in Section
7.3.D(2) hereof.

                  "Excess Partnership Units" means any Partnership Units held by a Limited Partner to the extent that, if such Partnership Units were exchanged for the REIT Shares Amount pursuant to Section 8.6 hereof, such Limited Partner would either Beneficially Own or Constructively Own REIT Shares in excess of the Ownership Limit.

                  "Exchange"  has the meaning set forth in Section 8.6.A hereof.

                  "Exchange Act" means the Securities Exchange Act of 1934, as amended, and the rules and regulations of the SEC promulgated thereunder.

                  "Family Members" means, as to a Person that is an individual,
(a) such Person's spouse, (b) such Person's ancestors, (c) such Person's descendants (whether by blood or by adoption), (d) such Person's brothers and sisters, (e) inter vivos or testamentary trusts of which only such Person or his spouse, ancestors, descendants (whether by blood or by adoption), brothers or sisters are beneficiaries and (f) any partnership or limited liability company all of whose partners or members consist of such Person or his spouse, ancestors, descendants (whether by blood or by adoption), brothers or sisters or inter vivos or testamentary trusts of which only such Person or his spouse, ancestors, descendants (whether by blood or by adoption), brothers or sisters are beneficiaries.

                  "Fiscal Year" means the fiscal year of the Partnership, which shall be the calendar year.

                  "Funding Debt" means any Debt incurred by or on behalf of the General Partner for the purpose of providing funds to the Partnership.

                  "Funding Notice" has the meaning set forth in Section 4.4.B hereof.


                                       6


                  "General Partner" means KIMCO BRADENTON 698, INC., a Florida corporation, in its capacity as a Partner, or any successor General Partner designated pursuant to the terms of this Agreement.

                  "General Partner Loan" has the meaning set forth in Section
4.4.C hereof.

                  "Gross Asset Value" means, with respect to any asset, the asset's adjusted basis for federal income tax purposes, except as follows:

                  (a) The initial Gross Asset Value of any asset contributed by a Partner to the Partnership shall be its fair market value, as agreed to by such Partner and the General Partner, and set forth on Exhibit A with respect to that Partner.

                  (b) The Gross Asset Values of all Partnership assets immediately prior to the occurrence of any event described in clause
         (1), clause (2), clause (3), or clause (4) hereof shall be adjusted to equal their respective gross fair market values, as determined by the General Partner using such reasonable method of valuation as it may adopt, as of the following times:

                           (1) the acquisition of an additional interest in the Partnership (other than in connection with the execution of this Agreement but including, without limitation, acquisitions pursuant to
         Section 4.4 hereof or contributions or deemed contributions by the General Partner pursuant to Section 4.4 hereof) by a new or existing
         General Partner in exchange for more than a de minimis Capital
         Contribution, if the General Partner reasonably determines that such adjustment is necessary or appropriate to reflect the relative economic interests of the Partners in the Partnership;

                           (2) the distribution by the Partnership to a Partner of more than a de minimis amount of Partnership property as consideration for an interest in the Partnership, if the General
         Partner reasonably determines that such adjustment is necessary or appropriate to reflect the relative economic interests of the Partner in the Partnership;

                           (3) the liquidation of the Partnership within the meaning of Regulations Section 1.704-1(b)(2)(ii)(g); and

                           (4) at such other times as the General Partner shall reasonably determine necessary or advisable in order to comply with Regulations Sections 1.704-1(b) and 1.704-2.

                  (c) The Gross Asset Value of any Partnership asset distributed to a Partner shall be the gross fair market value of such asset on the date of distribution as determined by the distributee and the General
         Partner, provided that, if the distributee is the General Partner or if the distributee and the General Partner cannot agree on such a determination, such gross fair market value shall be determined by Appraisal.

                  (d) At the election of the General Partner, the Gross Asset
         Values of Partner assets shall be increased (or decreased) to reflect any adjustments to the adjusted basis of such assets pursuant to Code
         Section 734(b) or Code Section 743(b), but only to the extent that such adjustments are taken into account in determining Capital Accounts


                                       7


         pursuant to Regulations Section 1.704-1(b)(2)(iv)(m); provided, however, that Gross Asset Values shall not be adjusted pursuant to this subsection (d) to the extent that the General Partner reasonably determines that an adjustment pursuant to subsection (b) above is necessary or appropriate in connection with a transaction that would otherwise result in an adjustment pursuant to this subsection (d).

                  (e) If the Gross Asset Value of a Partner asset has been determined or adjusted pursuant to subsection (a), subsection (b) or subsection (d) above, such Gross Asset Value shall thereafter be adjusted by the Depreciation taken into account with respect to such asset for purposes of computing Net Income and Net Loss.

                  "Incapacity" or "Incapacitated" means, (i) as to any Partner who is an individual, death, total physical disability or entry by a court of competent jurisdiction adjudicating such Partner incompetent to manage his or her person or his or her estate; (ii) as to any Partner that is a corporation or limited liability company, the filing of a certificate of dissolution, or its equivalent, for the corporation or limited liability company or the revocation of its charter; (iii) as to any Partner that is a partnership, the dissolution and commencement of winding up of the partnership; (iv) as to any Partner that is an estate, the distribution by the fiduciary of the estate's entire interest in the Partnership; (v) as to any trustee of a trust that is a Partner, the termination of the trust (but not the substitution of a new trustee); or (vi) as to any Partner, the bankruptcy of such Partner. For purposes of this definition, bankruptcy of a Partner shall be deemed to have occurred when (a) the Partner commences a voluntary proceeding seeking liquidation, reorganization or other relief of or against such Partner under any bankruptcy, insolvency or other similar law now or hereafter in effect, (b) the Partner is adjudged as bankrupt or insolvent, or a final and non-appealable order for relief under any bankruptcy, insolvency or similar law now or hereafter in effect has been entered against the Partner, (c) the Partner executes and delivers a general assignment for the benefit of the Partner's creditors, (d) the Partner files an answer or other pleading admitting or failing to contest the material allegations of a petition filed against the Partner in any proceeding of the nature described in clause (b) above, (e) the Partner seeks, consents to or acquiesces in the appointment of a trustee, receiver or liquidator for the Partner or for all or any substantial part of the Partner's properties, (f) any proceeding seeking liquidation, reorganization or other relief under any bankruptcy, insolvency or other similar law now or hereafter in effect has not been dismissed within 120 days after the commencement thereof, (g) the appointment without the Partner's consent or acquiescence of a trustee, receiver or liquidator has not been vacated or stayed within 90 days of such appointment, or (h) an appointment referred to in clause (g) above is not vacated within 90 days after the expiration of any such stay.

                  "Indemnitee" means (i) any Person made a party to a proceeding by reason of its status as (A) the General Partner or (B) a director of the General Partner or an officer or employee of the Partnership or the General
Partner and (ii) such other Persons (including Affiliates of the General Partner or the Partnership) as the General Partner may designate from time to time
(whether before or after the event giving rise to potential liability), in its sole and absolute discretion.

                  "IRS" means the Internal Revenue Service, which administers the internal revenue laws of the United States.

                  "Kimco Realty Corporation" means Kimco Realty Corporation, a
Maryland corporation.

                  "Limited Partner" means any Partner other than the General
Partner.


                                       8


                  "Limited Partnership Record Date" means the record date established by the General Partner for the distribution of Available Cash pursuant to Section 5.1 hereof, which record date shall be the same as the record date established by the Kimco Realty Corporation for a dividend to holders of REIT Shares.

                  "Liquidating Event" has the meaning set forth in Section 13.1 hereof.

                  "Liquidator" has the meaning set forth in Section 13.2.A hereof.

                  "Majority in Interest of the Limited Partners" means those Limited Partners holding in the aggregate more than 50% of the aggregate outstanding Partnership Units of all the Limited Partners.

                  "Majority of Remaining Partners" means Limited Partners owning
(a) a majority of the profits interests in the Limited Partnership held by all Limited Partners, determined and allocated based on any reasonable estimate of profits from the relevant date to the projected termination of the Limited
Partnership and taking into account present and future allocations of profits under the Agreement as it is in effect on the relevant date, and (b) a majority of the capital interests in the Partnership, determined as of the relevant date under the Agreement, owned by all Limited Partners.

                  "Manual" has the meaning set forth in Section 8.6.B hereof.

                  "Net Income" or "Net Loss" means, for each Fiscal Year of the Partnership, an amount equal to the Partnership's taxable income or loss for such year, determined in accordance with Code Section 703(a) (for this purpose, all items of income, gain, loss or deduction required to be stated separately pursuant to Code Section 703(a)(1) shall be included in taxable income or loss), with the following adjustments:

                  (a) Any income of the Partnership that is exempt from federal income tax and not otherwise taken into account in computing Net Income
         (or Net Loss) pursuant to this definition of "Net Income" or "Net Loss" shall be added to (or subtracted from, as the case may be) such taxable income (or loss);

                  (b) Any expenditure of the Partnership described in Code
         Section 705(a)(2)(B) or treated as a Code Section 705(a)(2)(B) expenditure pursuant to Regulations Section 1.704-1(b)(2)(iv)(i), and not otherwise taken into account in computing Net Income (or Net Loss) pursuant to this definition of "Net Income" or "Net Loss," shall be subtracted from (or added to, as the case may be) such taxable income
         (or loss);

                  (c) In the event that the Gross Asset Value of any Partnership asset is adjusted pursuant to subsection (b) or subsection (c) of the definition of "Gross Asset Value," the amount of such adjustment shall be taken into account as gain or loss from the disposition of such asset for purposes of computing Net Income or Net Loss;

                  (d) In lieu of the depreciation, amortization and other cost recovery deductions that would otherwise be taken into account in computing such taxable income or loss, there shall be taken into account Depreciation for such Fiscal Year;

                  (e) To the extent that an adjustment to the adjusted tax basis of any Company asset pursuant to Code Section 734(b) or Code Section
         743(b) is required


                                       9


         pursuant to Regulations Section 1.704-1(b)(2)(iv)(m)(4) to be taken into account in determining Capital Accounts as a result of a distribution other than in liquidation of a Partner's interest in the Partnership, the amount of such adjustment shall be treated as an item of gain (if the adjustment increases the basis of the asset) or loss
         (if the adjustment decreases the basis of the asset) from the disposition of the asset and shall be taken into account for purposes of computing Net Income or Net Loss; and

                  (f) Notwithstanding any other provision of this definition of "Net Income" or "Net Loss," any item allocated pursuant to Section
         6.3.A hereof shall not be taken into account in computing Net Income or Net Loss. The amounts of the items of Partnership income, gain, loss or deduction available to be allocated pursuant to Section 6.3.A hereof shall be determined by applying rules analogous to those set forth in this definition of "Net Income" or "Net Loss."

                  "Nonrecourse Deductions" has the meaning set forth in Regulations Section 1.704-2(b)(1), and the amount of Nonrecourse Deductions for a Fiscal Year shall be determined in accordance with the rules of Regulations
Section 1.704-2(c).

                  "Nonrecourse Liability" has the meaning set forth in Regulations Sections 1.752-1(a)(2) and 1.704-2(b)(3).

                  "Notice of Exchange" means the Notice of Exchange substantially in the form of Exhibit B attached to this Agreement.

                  "No Transfer Partners" means the Partners (or successors in interest thereof) who acquired their Partnership Units in exchange for Real
Properties on the Effective Date.

                  "No Transfer Period" means (i) a period of five (5) years from the Effective Date.

                  "Ownership Limit" means with respect to Beneficial Ownership, 2.0%, and with respect to Constructive Ownership, 2.0% of the number of shares or value (whichever is more restrictive) of the outstanding REIT Shares.

                  "Parent" means any entity that, with respect to another entity, directly or indirectly owns more than 10% of the voting stock of the other entity.

                  "Partners" means the Persons owning Partnership Interests, including the General Partner and any Additional and Substitute Partners, named as Partners in Exhibit A attached hereto, which Exhibit A may be amended from time to time.

                  "Partner Minimum Gain" means an amount, with respect to each Partner Nonrecourse Debt, equal to the Partnership Minimum Gain that would result if such Partner Nonrecourse Debt were treated as a Nonrecourse Liability, determined in accordance with Regulations Section 1.704-2(i) with respect to "partner nonrecourse debt minimum gain."

                  "Partner Nonrecourse Debt" has the meaning set forth in Regulations Section 1.704-2(b)(4) for the phrase "partner nonrecourse debt."

                  "Partnership" means the limited partnership formed under the Act and pursuant to this Agreement, and any successor thereto.


                                       10


                  "Partnership Interest" means an ownership interest in the Partnership representing a Capital Contribution by a Partner and includes any and all benefits to which the holder of such a Partnership Interest may be entitled as provided in this Agreement, together with all obligations of such Person to comply with the terms and provisions of this Agreement. A Partnership
Interest may be expressed as a number of Partnership Units.

                  "Partnership Minimum Gain" has the meaning set forth in Regulations Section 1.704-2(b)(2) for the phrase "partnership minimum gain," and the amount of Partnership Minimum Gain, as well as any net increase or decrease in Partnership Minimum Gain, for a Fiscal Year shall be determined in accordance with the rules of Regulations Section 1.704-2(d).

                  "Partnership Nonrecourse Deductions" has the meaning set forth in Regulations Section 1.704-2(i)(2) for the phrase "partner nonrecourse deductions," and the amount of Partner Nonrecourse Deductions with respect to a Partner Nonrecourse Debt for a Fiscal Year shall be determined in accordance with the rules of Regulations Section 1.704-2(i)(2).

                  "Partnership Unit" means a fractional share of the Partnership
Interests of all Partners issued pursuant to Section 4.1, Section 4.2 or Section
4.4 hereof, as the same may be modified from time to time as provided in this Agreement. The ownership of Partnership Units may (but need not, in the sole and absolute discretion of the General Partner) be evidenced in the form of a certificate for Partnership Units.

                  "Percentage Interest" means as to a Partner holding a class of Partnership Units, its interest in the Partnership as determined by dividing the Partnership Units of such class owned by such Partner by the total number of Partnership Units of such class then outstanding as specified in Exhibit A attached hereto, as such Exhibit may be amended from time to time.

                  "Permitted Transfer" has the meaning set forth in Section
11.3.A hereof.

                  "Person" means an individual or a corporation, partnership, trust, unincorporated organization, association, limited liability company or other entity.

                  "Pre Closing Partners" means the Partners of the Operating
Partnership immediately prior to the Closing.

                  "Preferred Return Per Unit" means with respect to a Partnership Unit outstanding on a Limited Partnership Record Date (other than those Partnership Units held by the General Partner) an amount initially equal to zero, and increased cumulatively on each Limited Partnership Record Date by an amount equal to $.02 per unit (8% annual), less any amount required to be withheld from time to time as required by the Contribution Agreement. With respect to the first such Limited Partnership Record Date the amount will be a pro-rata amount to achieve the agreed upon rate of return for the first short period.

                  "Preferred Return Shortfall" means, for any holder of Partnership Units (other than the General Partner), the excess (if any) of (i) the Preferred Return Per Unit with respect to all Partnership Units held by such holder over (ii) the aggregate amount previously distributed with respect to such Limited Partner Units pursuant to Section 5.1 hereof (and Section 8.6 hereof, to the extent attributed to Preferred Return Shortfall), such amount not to include any distribution amount paid to the General Partner according to the terms and provisions of the Contribution Agreement.


                                       11


                  "Properties" means any assets and property of the Partnership such as, but not limited to, interests in real property (including the Real
Properties) and personal property, including, without limitation, fee interests, interests in ground leases, interests in limited liability companies, joint ventures or partnerships, interests in mortgages, and Debt instruments as the Partnership may hold from time to time.

                  "Qualified Transferee" means an "accredited investor" as defined in Rule 501 promulgated under the Securities Act.

                  "Real Properties" has the meaning set forth in Section
7.3.D(2) hereof

                  "Regulations" means the applicable income tax regulations under the Code, whether such regulations are in proposed, temporary or final form, as such regulations may be amended from time to time (including corresponding provisions of succeeding regulations).

                  "Regulatory Allocations" has the meaning set forth in Section
6.3.A(7) hereof.

                  "REIT" means a real estate investment trust qualifying under Code Section 856, et seq.

                  "REIT Payment" has the meaning set forth in Section 14.12 hereof.

                  "REIT Requirements" has the meaning set forth in Section 5.1 hereof.

                  "REIT Share" means a share of Kimco Realty Corporation's
Common Stock, par value $.01 per share.

                  "REIT Shares Amount" means a number of REIT Shares equal to the product of (a) the number of Tendered Units times (b) the Cash Amount Per
Unit divided by (c) the Value of a REIT Share; provided, however, that, in the event that the General Partner or its Parent issues to all holders of REIT
Shares as of a certain record date rights, options, warrants or convertible or exchangeable securities entitling the General Partner's or its Parent's shareholders to subscribe for or purchase REIT Shares, or any other securities or property (collectively, the "Rights"), with the record date for such Rights issuance falling within the period starting on the date of the Notice of Exchange and ending on the day immediately preceding the Specified Exchange
Date, which Rights will not be distributed before the relevant Specified
Exchange Date, then the REIT Shares Amount shall also include such Rights that a holder of that number of REIT Shares would be entitled to receive, expressed, where relevant hereunder, in a number of REIT Shares determined by the General
Partner in good faith.

                  "Related Party" means, with respect to any Person, any other
Person whose ownership of shares of the General Partner's capital stock would be attributed to the first such Person under Code Section 544 (as modified by Code
Section 856(h)(1)(B)) or Code Section 318 (as modified by Code Section
856(d)(5).

                  "Rights" has the meaning set forth in the definition of "REIT
Shares Amount."

                  "SEC" means the Securities and Exchange Commission.

                  "Securities Act" means the Securities Act of 1933, as amended, and the rules and regulations of the SEC promulgated thereunder.


                                       12


                  "Shortfall Amount" has the meaning set forth in Section 6.2.A hereof.

                  "Specified Exchange Date" means the 30th calendar day (or, if such day is not a Business Day, the next following Business Day) after the receipt by the General Partner of a Notice of Exchange; provided, however, that no Specified Exchange Date shall occur prior to the first anniversary of the Effective Date; provided, further, that the Specified Exchange Date, as well as the closing of an Exchange on any Specified Exchange Date, may be deferred, in the General Partner's sole and absolute discretion, for such time (but in any event not more than 30 days in the aggregate) as may reasonably be required to effect compliance with the Securities Act or other laws.

                  "Subsidiary" means, with respect to any Person, any corporation or other entity of which a majority of (i) the voting power of the voting equity securities or (ii) the outstanding equity interests is owned, directly or indirectly, by such Person; provided, however, that, with respect to the Partnership, "Subsidiary" means solely a partnership or limited partnership
(taxed, for federal income tax purposes, as a partnership and not as an association or publicly traded partnership taxable as a corporation) of which the Partnership is a partner unless the General Partner has received an unqualified opinion from independent counsel of recognized standing, or a ruling from the IRS, that the ownership of shares of stock of a corporation or other entity will not jeopardize the General Partner's status as a REIT, in which event the term "Subsidiary" shall include the corporation or other entity which is the subject of such opinion or ruling.

                  "Substituted Partner" means an Assignee who is admitted as a Partner to the Partnership pursuant to Section 11.4 hereof. The term
"Substituted Partner" shall not include any Additional Partner.

                  "Tax Items" has the meaning set forth in Section 6.4.A hereof.

                  "Tendered Units" has the meaning set forth in Section 8.6.A hereof.

                  "Tendering Party" has the meaning set forth in Section 8.6.A hereof.

                  "Terminating Capital Transaction" means any sale or other disposition of all or substantially all of the assets of the Partnership or a related series of transactions that, taken together, result in the sale or other disposition of all or substantially all of the assets of the Partnership.

                  "Transfer," when used with respect to an Partnership Unit or all or any portion of a Partnership Interest, means any sale, assignment, bequest, conveyance, devise, gift (outright or in trust), pledge, encumbrance, hypothecation, mortgage, exchange, transfer or other disposition or act of alienation, whether voluntary or involuntary or by operation of law. The terms
"Transferred" and "Transferring" have correlative meanings.

                  "Valuation Date" means (a) in the case of a tender of Partnership Units for Exchange, the date of receipt by the General Partner of a Notice of Exchange or, if such date is not a Business Day, the immediately preceding Business Day or (b) in any other case, the date specified in this Agreement.

                  "Value" means, on any Valuation Date with respect to a REIT
Share, the average of the daily market prices for a REIT Share over the ten (10) consecutive trading days immediately preceding the Valuation Date. The market price for any such trading day shall be:


                                       13


                  (1) if the REIT Shares are listed or admitted to trading on any securities exchange or the Nasdaq Stock Market's National Market
         System, the closing price, regular way, on such day, or if no such sale takes place on such day, the average of the closing bid and asked prices on such day, in either case as reported in the principal consolidated transaction reporting system,

                  (2) if the REIT Shares are not listed or admitted to trading on any securities exchange or the Nasdaq Stock Market's National Market
         System, the last reported sale price on such day or, if no sale takes place on such day, the average of the closing bid and asked prices on such day, as reported by a reliable quotation source designated by the General Partner, or

                  (3) if the REIT Shares are not listed or admitted to trading on any securities exchange or the Nasdaq Stock Market's National Market
         System and no such last reported sale price or closing bid and asked prices are available, the average of the reported high bid and low asked prices on such day, as reported by a reliable quotation source designated by the General Partner, or if there shall be no bid and asked prices on such day, the average of the high bid and low asked prices, as so reported, on the most recent day (not more than ten (10) days prior to the date in question) for which prices have been so reported; provided, however, that, if there are no bid and asked prices reported during the ten (10) days prior to the date in question, the market price of the REIT Shares shall be determined by the General
         Partner acting in good faith on the basis of such quotations and other information as it considers, in its reasonable judgment, appropriate.

                  In the event that the REIT Shares Amount includes Rights that a holder of REIT Shares would be entitled to receive, then the Value of such Rights shall be determined by the General Partner acting in good faith on the basis of such quotations and other information as it considers, in its reasonable judgment, appropriate.

                                   ARTICLE 2.
                             ORGANIZATIONAL MATTERS

                  Section 2.1.      Formation

                  The Partnership is a limited partnership formed pursuant to the provisions of the Act for the purposes and upon the terms and subject to the conditions set forth in this Agreement. Except as expressly provided herein, the rights and obligations of the Partners and the administration and termination of the Partnership shall be governed by the Act.

                  Section 2.2.      Name

                  The name of the Partnership is BAY-GARD, LTD. The
Partnership's business may be conducted under any other name or names deemed advisable by the General Partner, including the name of the General Partner or any Affiliate thereof. The General Partner in its sole and absolute discretion may change the name of the Partnership at any time and from time to time in accordance with applicable law and shall notify the Partners of such change in the next regular communication to the Partners.


                                       14


                  Section 2.3.      Registered  Office and Agent;  Principal
                                    Place of  Business;  Other  Places of
                                    Business

                   The principal office of the Partnership is located at 6100
Glades Road, Suite 300, Boca Raton, Florida, 33434, or such other place as the
General Partner may from time to time designate by notice to the Partners. The
Partnership may maintain offices at such other place or places within or outside the State of Florida as the General Partner deems advisable.

                  Section 2.4.      Power of Attorney

                  A. Each Partner (other than the General Partner) and each
Assignee hereby irrevocably constitutes and appoints the General Partner, any Liquidator, and authorized officers and attorneys-in-fact of each, and each of those acting singly, in each case with full power of substitution, as its true and lawful agent and attorney-in-fact, with full power and authority in its name, place and stead to:

                           (1) execute, swear to, acknowledge, deliver, file and record in the appropriate public offices (a) all certificates, documents and other instruments (including, without limitation, this Agreement and the Certificate and all amendments or restatements thereof) that the General Partner or any Liquidator deems appropriate or necessary to form, qualify or continue the existence or qualification of the Partnership as a limited partnership in the State of Delaware and in all other jurisdictions in which the Partnership may conduct business or own property; (b) all instruments that the General
         Partner or any Liquidator deems appropriate or necessary to reflect any amendment, change, modification or restatement of this Agreement in accordance with its terms; (c) all conveyances and other instruments or documents that the General Partner or any Liquidator deems appropriate or necessary to reflect the dissolution and liquidation of the Partnership pursuant to the terms of this Agreement, including, without limitation, a certificate of cancellation; (d) all instruments relating to the admission, withdrawal, removal or substitution of any Partner pursuant to, or other events described in, Articles 11, 12 or 13 hereof or the Capital Contribution of any Partner; and (e) all certificates, documents and other instruments relating to the determination of the rights, preferences and privileges of Partner Interests; and

                           (2) execute, swear to, acknowledge and file all ballots, consents, approvals, waivers, certificates and other instruments appropriate or necessary, in the sole and absolute discretion of the General Partner or any Liquidator, to make, evidence, give, confirm or ratify any vote, consent, approval, agreement or other action which is made or given by the Partners hereunder or is consistent with the terms of this Agreement or appropriate or necessary, in the sole discretion of the General Partner or any Liquidator, to effectuate the terms or intent of this Agreement.

                  B. The foregoing power of attorney is hereby declared to be irrevocable and a special power coupled with an interest, in recognition of the fact that each of the Partners and Assignees will be relying upon the power of the General Partner to act as contemplated by this Agreement, and it shall survive and not be affected by the subsequent Incapacity of any Partner or Assignee and the Transfer of all or any portion of such Partner's or Assignee's
Limited Partners Units or Partnership Interest and shall extend to such Partner's or Assignee's heirs, successors, assigns and personal representatives.
Each such Partner or Assignee hereby agrees to be bound by any representation made by the General Partner or any Liquidator, acting in good faith pursuant to such power of attorney; and each


                                       15


such Partner or Assignee hereby waives any and all defenses which may be available to contest, negate or disaffirm the action of the General Partner or any Liquidator, taken in good faith under such power of attorney. Each Partner or Assignee shall execute and deliver to the General Partner or any Liquidator, within 15 days after receipt of the General Partner's or Liquidator's request therefor, such further designation, powers of attorney and other instruments as the General Partner or the Liquidator, as the case may be, deems necessary to effectuate this Agreement and the purposes of the Partnership.

                  Section 2.5.      Term

                  The term of the Partnership commenced on March 13, 1996, the date that the original Certificate was filed in the office of the Secretary of State of Florida in accordance with the Act, and shall continue until March 31, 2026 unless extended by mutual agreement of the Partners or earlier terminated pursuant the provisions of Section 13 hereof or as otherwise provided by law.

                  Section 2.6.      Effective Time

                  Upon the closing of the transactions set forth in Section 13 of the Contribution Agreement (the time and date of such closing, the "Effective
Time"), Midway Holdings, Inc., Palmetto Holdings I, Inc. and J.B. Baldwin Land
Company, Inc. shall become Limited Partners and Kimco Bradenton 698, Inc. shall become the sole General Partner of the Partnership, each with the Capital
Account equal to $1.00 times the number of Partnership Units set forth on Exhibit A hereto, and Mr. Charles W. Wafer shall withdraw completely from the Partnership. Each of the Limited Partners shall have, at the Effective Time, the stated value of Partnership Units set forth on Exhibit A hereto. At the Effective Time there shall be no other Partners of the Partnership except those set forth on Exhibit A.

                                   ARTICLE 3.
                                     PURPOSE

                  Section 3.1.      Purpose and Business

                  The purpose and nature of the business to be conducted by the Partnership is (i) to conduct any business that may be lawfully conducted by a limited partnership organized pursuant to the Act, provided, however, that such business shall be limited to and conducted in such a manner as to permit the General Partner's Parent at all times to be classified as a REIT for federal income tax purposes, unless the General Partner's Parent ceases to qualify as a REIT for reasons other than the conduct of the business of the Partnership, (ii) to enter into any partnership, joint venture, limited liability company or other similar arrangement to engage in any business described in the foregoing clause
(i) or to own interests in any entity engaged, directly or indirectly, in any such business and (iii) to do anything necessary or incidental to the foregoing.
In connection with the foregoing, and without limiting the General Partner's
Parent's right in its sole discretion to cease qualifying as a REIT, the Partners acknowledge that the General Partner's Parent's current status as a REIT inures to the benefit of all the Partners and not solely the General
Partner or its Affiliates.

                  Section 3.2.      Powers

                  The Partnership is empowered to do any and all acts and things necessary, appropriate, proper, advisable, incidental to or convenient for the furtherance and accomplishment of the purposes and business described herein and for the protection and benefit of the Partnership including, without limitation, full power and authority, directly or through its ownership interest in other entities, to enter into, perform and carry out contracts of any kind, borrow money and issue evidences of indebtedness,


                                       16


whether or not secured by mortgage, deed of trust, pledge or other lien, acquire, own, manage, improve and develop real property, and lease, sell, transfer and dispose of real property; provided, however, that notwithstanding any other provision in this Agreement, the General Partner may cause the Partnership not to take, or to refrain from taking, any action that, in the judgment of the General Partner, in its sole and absolute discretion, (i) could adversely affect the ability of the General Partner to continue to qualify as a REIT, (ii) could subject the Parent of the Parent of the General Partner to any additional taxes under Code Section 857 or Code Section 4981 or (iii) could violate any law or regulation of any governmental body or agency having jurisdiction over the General Partner, its securities or the Partnership, unless such action (or inaction) under clause (i), clause (ii) or clause (iii) above shall have been specifically consented to by the General Partner in writing.

                  Section 3.3.      Specified Purposes

                  The Partnership shall be a limited partnership only for the purposes specified in Section 3.1 hereof, and this Agreement shall not be deemed to create a company, venture or partnership between or among the Partners with respect to any activities whatsoever other than the activities within the purposes of the Partnership as specified in Section 3.1 hereof. Except as otherwise provided in this Agreement, no Partner shall have any authority to act for, bind, commit or assume any obligation or responsibility on behalf of the Partnership, its properties or any other Partner. No Partner, in its capacity as a Partner under this Agreement, shall be responsible or liable for any indebtedness or obligation of another Partner, nor shall the Partnership be responsible or liable for any indebtedness or obligation of any Partner, incurred either before or after the execution and delivery of this Agreement by such Partner, except as to those responsibilities, liabilities, indebtedness or obligations incurred pursuant to and as limited by the terms of this Agreement and the Act.

                  Section 3.4.      Representations and Warranties by the
                                    Partners

                  A. Each Partner that is an individual (including, without limitation, each Additional Partner or Substituted Partner as a condition to becoming an Additional Partner or a Substituted Partner) represents and warrants to the Partnership, the General Partner and each other Partner that (i) such Partner has the legal capacity to enter into this Agreement and perform such Partner's obligations hereunder, (ii) the consummation of the transactions contemplated by this Agreement to be performed by such Partner will not result in a breach or violation of, or a default under, any material agreement by which such Partner or any of such Partner's property is bound, or any statute, regulation, order or other law to which such Partner is subject, (iii) such Partner is neither a "foreign person" within the meaning of Code Section 1445(f) nor a "foreign partner" within the meaning of Code Section 1446(e), (iv) such Partner (other than the General Partner) either (A) does not own, directly or indirectly or by attribution under Code Section 318 (as modified by Code Section
856(d)(5)), more than 25% of the interests in capital or profits of the Partnership or (B) does not own, directly or indirectly or by attribution under Code Section 318 (as modified by Code Section 856(d)(5)) any interest in any entity that is a tenant of the General Partner, the Parent of the General
Partner, the Partnership or any partnership, venture or limited liability company of which the General Partner, its Parent, or any of its or its Parent's
Subsidiaries or the Partnership is a partner, and (vi) this Agreement is binding upon, and enforceable against, such Partner in accordance with its terms.

                  B. Each Partner that is not an individual (including, without limitation, each Additional Partner or Substituted Partner as a condition to becoming an Additional Partner or a Substituted Partner) represents and warrants to the Partnership, the General Partner and each other Partner that (i) all transactions contemplated by this Agreement to be performed by it have been duly authorized by all necessary action, including, without limitation, that of its general partner(s) (or, if there


                                       17


is no general partner, a majority in interest of all Partners), committee(s), trustee(s), general partner(s), beneficiaries, directors and shareholder(s), as the case may be, as required, (ii) the consummation of such transactions will not result in a breach or violation of, or a default under, its partnership or operating agreement, trust agreement, charter or bylaws, as the case may be, any material agreement by which such Partner or any of such Partner's properties or any of its partners, beneficiaries, trustees or shareholders, as the case may be, is or are bound, or any statute, regulation, order or other law to which such Partner or any of its partners, trustees, beneficiaries or shareholders, as the case may be, is or are subject, (iii) such Partner is neither a "foreign person" within the meaning of Code Section 1445(f) nor a "foreign partner" within the meaning of Code Section 1446(e), (iv) such Partner (other than the General Partner), except as disclosed in writing to the General Partner, (A) does not own, directly or indirectly or by attribution under Code Section 318
(as modified by Code Section 856(d)(5)) any shares of stock of the General
Partner, and (B) does not own, directly or indirectly or by attribution under Code Section 318 (as modified by Code Section 856(d)(5)), any interest in any entity that is a tenant of either the General Partner, the Partnership or any partnership venture or limited liability company of which the General Partner or any of its Subsidiaries or the Partnership is a partner, (v) if the representation hereunder is being made subsequent to December 31, 1997, such Partner (other than the General Partner) either (A) does not own, directly or indirectly or by attribution under Code Section 318 (as modified by Code Section
856(d)(5)), more than 25% of the interests in capital of profits of the Partnership or (B) does not own, directly or indirectly or by attribution under Code Section 318 (as modified by Code Section 856(d)(5)) any interest in any entity that is a tenant of the General Partner, the Parent of the General
Partner, the Partnership or any partnership, venture or limited liability company of which the General Partner, its Parent, or any of its or its Parent's
Subsidiaries or the Partnership is a partner, (vi) this Agreement is binding upon, and enforceable against, such Partner in accordance with its terms.

                  C. Each Partner (including, without limitation, each
Substituted Partner as a condition to becoming a Substituted Partner) represents, warrants and agrees that it has acquired and continues to hold its interest in the Partnership for its own account for investment only and not for the purpose of, or with a view toward, the resale or distribution of all or any part thereof, nor with a view toward selling or otherwise distributing such interest or any part thereof at any particular time or under any predetermined circumstances. Each Partner further represents and warrants that it is an "accredited investor" as defined in Rule 501 promulgated under the Securities
Act and is a sophisticated investor, able and accustomed to handling sophisticated financial matters for itself, particularly real estate investments, and that it has a sufficiently high net worth that it does not anticipate a need for the funds that it has invested in the Partnership in what it understands to be a highly speculative and illiquid investment.

                  D. The representations and warranties contained in Sections
3.4.A, 3.4.B and 3.4.C hereof shall survive the execution and delivery of this Agreement by each Partner (and, in the case of an Additional Partners or a Substituted Partner, the admission of such Additional Partner or Substituted
Partner as a Partner in the Partnership) and the dissolution, liquidation and termination of the Partnership. The General Partner may, in its sole and absolute discretion on behalf of the Partnership and its Partners, grant waivers and exceptions to the representations and warranties contained in Sections
3.4.A, 3.4.B and 3.4.C hereof, but any such waiver or exception must be in writing, must refer to this Section 3.4.D and must describe with particularity the representation or warranty as to which such waiver or exception shall apply.

                  E. Each Partner (including, without limitation, each
Substituted Partner as a condition to becoming a Substituted Partner) hereby represents that it has consulted and been advised by its legal counsel and tax advisor in connection with, and acknowledges that no representations as to potential profit, tax consequences of any sort (including, without limitation, the tax consequences


                                       18


resulting from forming the Partnership, executing this Agreement, consummating the transaction provided for in or contemplated by the Contribution Agreement, making a Capital Contribution, being admitted to the Partnership or being allocated Tax Items), cash flows, funds from operations or yield, if any, in respect of the Partnership or the General Partner have been made by any Partner or any employee or representative or Affiliate of any Partner, and that projections and any other information, including, without limitation, financial and descriptive information and documentation, that may have been in any manner submitted to such Partner shall not constitute any representation or warranty of any kind or nature, express or implied.

                                   ARTICLE 4.
                              CAPITAL CONTRIBUTIONS

                  Section 4.1.      Capital Contributions of the Initial
                                    Partners

                  At the Effective Time, Kimco Bradenton 698, Inc. shall make a
Capital Contribution as set forth in Exhibit A to this Agreement. As of the Effective Time, the Pre Closing Partners shall acknowledge receipt of the Capital Contribution from which those amounts, as required to be paid out by the Contribution Agreement, shall immediately be paid out. The Partners shall own
Partnership Units the value of which shall be the amounts set forth in Exhibit
A. Except as required by law or as otherwise provided in Sections 4.3 and 4.4, no Partner shall be required or permitted to make any additional Capital
Contributions or loans to the Partnership.

                  Section 4.2.      Additional Partners

                  The General Partner, with the Consent of the Limited Partners, is authorized to admit one or more Additional Partners to the Partnership from time to time, on terms and conditions and for such Capital Contributions as may be established by the General Partner, with the Consent of the Limited Partners.
As a condition to being admitted to the Partnership, each Additional Partner shall execute an agreement to be bound by the terms and conditions of this Agreement. Notwithstanding the foregoing or any other provision of this Agreement, the Partnership shall not at any time have more than 100 partners
(including as partners those persons indirectly owning an interest in the Partnership through a partnership, limited liability company, S corporation or grantor trust (such entity, a "flow through entity"), but only if substantially all of the value of such person's interest in the flow through entity is attributable to the flow through entity's interest (direct or indirect) in the Partnership).

                  Section 4.3.      Loans by Third Parties

                  Subject to the provisions of Section 4.4 and Section 7.3 hereof, the Partnership may incur or assume Debt, or enter into other similar credit, guarantee, financing or refinancing arrangements, for any purpose
(including, without limitation, in connection with any further acquisition of Properties from any Person), upon such terms as the General Partner determines appropriate; provided, however, that the Partnership shall not incur or assume any Debt under which a breach, violation or default would be deemed to occur by virtue of the Transfer of any Partnership Interest; provided, further, that any Debt shall be nonrecourse to the General Partner unless the General Partner otherwise agrees.

                  Section 4.4.      Additional Funding and Capital Contributions

                  A. General. The General Partner may, at any time and from time to time, determine that the Partnership requires additional funds ("Additional
Funds") for the acquisition or development of additional Properties or for such purposes as the General Partner may determine.


                                       19


Additional Funds may be raised by the Partnership, at the election of the General Partner, in any manner provided in, and in accordance with, the terms of this Section 4.4 or, alternatively, the terms of Section 4.3 hereof. No Person, including, without limitation, any Partner or Assignee, shall have any preemptive, preferential, participation or similar right or rights to subscribe for or acquire any Partnership Interest.

                  B. Notice of Additional Funds Requirement. The General Partner may, but shall not be required to, give written notice (the "Funding Notice") to the Partners of the need for Additional Funds and the anticipated source(s) thereof.

                  C. General Partner Loans. Whether or not a Funding Notice is given to the Partners , the General Partner may enter into a Funding Debt and lend the Additional Funds to the Partnership (a "General Partner Loan");
provided, however, that the General Partner shall not be obligated to lend the net proceeds of any Funding Debt to the Partnership in a manner that would be inconsistent with the General Partner's Parent's ability to remain qualified as a REIT. If the General Partner enters into such a Funding Debt, the General
Partner Loan will consist of the net proceeds from such Funding Debt and, to the extent permitted by law, will be on the same terms and conditions, including interest rate and repayment schedule, and providing for the reimbursement of costs and expenses, as shall be applicable with respect to or incurred in connection with such Funding Debt. All General Partner Loans made pursuant to this Section 4.4 shall be on terms and conditions generally available to the Partnership from commercial lending institutions at the time such General
Partner Loan is made.

                  D. Additional General Partner Contributions; Additional
Partners. Whether or not a Funding Notice is given to the Partners, the General
Partner on behalf of the Partnership, with the Consent of the Limited Partners may raise all or any portion of the Additional Funds by making additional
Capital Contributions or accepting additional Capital Contributions from any other Partners or third parties and either (a) in the case of Partners
(including the General Partner), increasing that Partner's Partnership Units or
(b) in the case of a third party, admitting that third party as an Additional
Partner as contemplated by Section 4.2 of this Agreement. Subject to the terms of this Section 4.4 and to the definition of "Gross Asset Value," the General
Partner shall determine in good faith the amount, terms and conditions of such additional Capital Contributions; provided, however, that, in the case of an additional Capital Contribution by the General Partner, the Partnership shall issue to the General Partner the number of Partnership Units equal to the amount of the additional Capital Contribution (net of any liabilities assumed or taken subject to by the Partnership) rounded to the nearest whole unit.

                  E. Timing of Additional Capital Contributions. If additional
Capital Contributions are made by Partners on any day other than the first day of a Fiscal Year, then Net Income, Net Loss, each item thereof and all other items of income, gain, loss, deduction and credit allocable among Partners and Assignees for such Fiscal Year shall be allocated among such Partners and Assignees by taking into account their varying interests during the Fiscal Year in accordance with Code Section 706(d), using the "interim closing of the books" or "daily proration" method or another permissible method selected by the General Partner.

                  Section 4.5.      No Interest; No Return

                  No Partner shall be entitled to interest on its Capital
Contribution or on such Partner's Capital Account. Except as provided herein or by law, no Partner shall have any right to demand or receive the return of its Capital Contribution from the Partnership.



                                       20


                                   ARTICLE 5.
                                  DISTRIBUTIONS

                  Section 5.1.      Requirement and Characterization of
                                    Distributions

                  Subject to the terms and provisions of the Contribution
Agreement dated on the date herein, the General Partner shall cause the Partnership to distribute quarterly, on each day that Kimco Realty Corporation has scheduled for payment of its regular quarterly dividend on its Common Stock
(provided that, if no dividend is paid for such quarter such date shall be the corresponding dividend date of the last previous year when a dividend was paid) all (or with respect to amounts distributed pursuant to the following clause
(2), such portion as the General Partner may in its discretion determine) of Available Cash generated by the Partnership during such quarter to the Partners on the Partnership Record Date with respect to such quarter (1) first, to the Limited Partners, in accordance with their relative Preferred Return Shortfall, until the cumulative amount distributed to the Limited Partners for the current and all prior fiscal quarters equals the Preferred Return Per Unit with respect to all outstanding Partnership Units (other than those held by the General
Partner); and (2) thereafter, to the General Partner. The General Partner shall take such reasonable efforts, as determined by it in its sole and absolute discretion and consistent with its Parent's qualification as a REIT, to cause the Partnership to distribute sufficient amounts to enable the General Partner's
Parent to pay stockholder dividends that will (a) satisfy the requirements for qualifying as a REIT under the Code and Regulations ("REIT Requirements"), and
(b) avoid any federal income or excise tax liability of the General Partner or its Parent.

                  Section 5.2.      Distributions in Kind

                  No right is given to any Partner to demand and receive property other than cash. The General Partner may determine, in its sole and absolute discretion, to make a distribution in kind to the Partners of Partnership assets, and such assets shall be distributed in such a fashion as to ensure that the fair market value is distributed and allocated in accordance with Articles 5 and 6 hereof.

                  Section 5.3.      Amounts Withheld

                  Each Partner hereby authorizes the Partnership to withhold from or pay on behalf of or with respect to such Partner any amount of federal, state, local or foreign taxes that the General Partner determines that the Partnership is required to withhold or pay with respect to any amount distributable or allocable to such Partner pursuant to this Agreement, including, without limitation, any taxes required to be withheld or paid by the Partnership pursuant to Code Section 1441, Code Section 1442, Code Section 1445 or Code Section 1446. Any amount paid on behalf of or with respect to a Partner shall constitute a loan by the Partnership to such Partner, which loan shall be repaid by such Partner within 15 days after notice from the General Partner that such payment must be made unless (i) the Partnership withholds such payment from a distribution that would otherwise be made to the Partner or (ii) the General
Partner determines, in its sole and absolute discretion, that such payment may be satisfied out of the Available Cash of the Partnership that would, but for such payment, be distributed to the Partner. Any amounts withheld pursuant to the foregoing clauses (i) or (ii) shall be treated as having been distributed to such Partner. Each Partner hereby unconditionally and irrevocably grants to the Partnership a security interest in such Partner's Partnership Interest to secure such Partner's obligation to pay to the Partnership any amounts required to be paid pursuant to this Section 5.3. In the event that a Partner fails to pay any amounts owed to the Partnership pursuant to this Section 5.3 when due, the General Partner may, in its sole and absolute discretion, elect to make the payment to the Partnership on behalf of such defaulting Partner, and in such event shall be deemed to have loaned such amount to such defaulting Partner and


                                       21


shall succeed to all rights and remedies of the Partnership as against such defaulting Partner (including, without limitation, the right to receive distributions). Any amounts payable by a Partner hereunder shall bear interest at the base rate on corporate loans at large United States money center commercial banks, as published from time to time in the Wall Street Journal, plus four (4) percentage points (but not higher than the maximum lawful rate) from the date such amount is due (i.e., 15 days after demand) until such amount is paid in full. Each Partner shall take such actions as the Partnership or the General Partner shall request in order to perfect or enforce the security interest created hereunder.

                  Section 5.4.      Distributions Upon Liquidation

                  Notwithstanding the other provisions of this Article 5, net proceeds from a Terminating Capital Transaction and any other cash received or reductions in reserves made after commencement of the liquidation of the Partnership shall be distributed to the Partners in accordance with Section 13.2 hereof.

                  Section 5.5.      Restricted Distributions

                  Notwithstanding any provision to the contrary contained in this Agreement, neither the Partnership nor the General Partner, on behalf of the Partnership, shall make a distribution to any Partner on account of its Partnership Interest or interest in Partnership Units if such distribution would violate Section 18-607 of the Act or other applicable law.

                                   ARTICLE 6.

                                   ALLOCATIONS

                  Section 6.1.      Timing and Amount of Allocations of Net
                                    Income and Net Loss

                  Net Income and Net Loss of the Partnership shall be determined and allocated with respect to each Fiscal Year of the Partnership as of the end of each such year. Except as otherwise provided in this Article 6, an allocation to a Partner of a share of Net Income or Net Loss shall be treated as an allocation of the same share of each item of income, gain, loss or deduction that is taken into account in computing Net Income or Net Loss.

                  Section 6.2. General Allocations Except as otherwise provided in this Article 6:

                  A. Net Income. Net Income for any Fiscal Year shall be allocated, for purposes of adjusting the Capital Accounts of the Partners, in accordance with the following order of priority:

                           (1) first, to the General Partner, until the cumulative amount of Net Income allocated to the General Partner for the current and all prior periods pursuant to this Section 6.2.A(1) is equal to the cumulative amount of Net Loss allocated to the General
         Partner pursuant to Section 6.2.B(3) for all prior periods;

                           (2) second, to the Limited Partners, pro rata to each Limited Partner in accordance with the relative amount of Net Loss previously allocated to the Limited Partners pursuant to Section
         6.2.B(2), until the cumulative amount of Net Income allocated to each Limited Partner for the current and all prior periods pursuant to this
         Section 6.2.A(2) is equal to the cumulative amount of Net Loss allocated to the Limited Partners pursuant to Section 6.2.B(2) for all prior periods;


                                       22


                           (3) third, to the General Partner, until the cumulative amount of Net Income allocated to the General Partner for the current and all prior periods pursuant to this Section 6.2.A(3) is equal to the cumulative amount of Net Loss allocated to the General
         Partner pursuant to Section 6.2.B(1) for all prior periods;

                           (4) fourth, to the Limited Partners, pro rata in accordance with their relative Shortfall Amounts, until the cumulative amount of Net Income allocated to each such Limited Partner pursuant to this Section 6.2.A(4) for the current and all prior Fiscal Years is equal to the cumulative amount distributed to each such Limited Partner pursuant to Section 5.1 for the current and all prior Fiscal Years.
         "Shortfall Amount" shall mean, with respect to each Partner, the excess if any of the cumulative amount distributed to such Limited Partner pursuant to Section 5.1 for the current and all prior Fiscal Years over
         (ii) the cumulative amount of Net Income previously allocated to such Limited Partner pursuant to this Section 6.2.A(4), and

                           (5)       thereafter, to the General Partner.

                  B. Net Loss. Net Loss for any Fiscal Year shall be allocated, for purposes of adjusting the Capital Accounts of the Partners in accordance with the following order of priority:

                  (1) first, to the General Partner, until the Capital Account balance of the General Partner (calculated for this purpose by adding to the General Partner's Capital Account such Partner's share of Partnership Minimum Gain and Partner Minimum Gain) is equal to zero;

                  (2) second, to the Limited Partners, pro rata to each Limited
         Partner in accordance with their relative positive Capital Account balances (calculated for this purpose by adding to each Limited
         Partner's Capital Account such Partner's share of Partnership Minimum
         Gain and Partner Minimum Gain), until the balance of each Limited
         Partner's Capital Account (calculated for this purpose by adding to each Limited Partner's Capital Account such Partner's share of
         Partnership Minimum Gain and Partner Minimum Gain) is equal to zero;
         and

                  (3)       thereafter, to the General Partner.

                  C. Special Allocation in Year of Liquidation. Notwithstanding
Section 6.2.A and Section 6.2.B (but subject to Section 6.3) Net Income, Net
Loss and, if necessary, items of gross income, gain, loss, and deduction arising in the year of liquidation of the Partnership (or if earlier, the year in which all or substantially all of the assets of the Partnership are sold) shall be allocated in a manner so that, to the extent possible, upon liquidation of the Partnership, liquidating distributions pursuant to Section 13.2.A(4) will be made as follows:

                  (1) first, to the Limited Partners, pro rata in accordance with the relative amounts distributable to each such Partner pursuant to this clause (1), until each Limited Partner has received an amount equal to the sum of (a) the product of (i) $1.00 and (ii) the number of Partnership Units held by such Partner and (b) such Partner's Preferred Return Shortfall (if any); and

                  (2) thereafter, to the General Partner.

                  Section 6.3.      Additional Allocation Provisions

                  A. Regulatory Allocations


                                       23


                  (1) Minimum Gain Chargeback. Except as otherwise provided in
Regulations Section 1.704-2(f), notwithstanding the provisions of Section 6.2 hereof, or any other provision of this Article 6, if there is a net decrease in Partnership Minimum Gain during any Fiscal Year, each Partner shall be specially allocated items of Partnership income and gain for such year (and, if necessary, subsequent years) in an amount equal to such Partner's share of the net decrease in Partnership Minimum Gain, as determined under Regulations Section 1.704-2(g).
Allocations pursuant to the previous sentence shall be made in proportion to the respective amounts required to be allocated to each Partner pursuant thereto.
The items to be allocated shall be determined in accordance with Regulations
Sections 1.704-2(f)(6) and 1.704-2(j)(2). This Section 6.3.B(1) is intended to qualify as a "minimum gain chargeback" within the meaning of Regulations Section
1.704-2(f) and shall be interpreted consistently therewith.

                  (2) Partner Minimum Gain Chargeback. Except as otherwise provided in Regulations Section 1.704-2(i)(4) or in Section 6.3.A(1) hereof, if there is a net decrease in Partner Minimum Gain attributable to a Partner
Nonrecourse Debt during any Fiscal Year, each Partner who has a share of the Partner Minimum Gain attributable to such Partner Nonrecourse Debt, determined in accordance with Regulations Section 1.704-2(i)(5), shall be specially allocated items of Partnership income and gain for such year (and, if necessary, subsequent years) in an amount equal to such Partner's share of the net decrease in Partner Minimum Gain attributable to such Partner Nonrecourse Debt, determined in accordance with Regulations Section 1.704-2(i)(4). Allocations pursuant to the previous sentence shall be made in proportion to the respective amounts required to be allocated to each Partner pursuant thereto. The items to be so allocated shall be determined in accordance with Regulations Sections
1.704-2(i)(4) and 1.704-2(j)(2). This Section 6.3.A(2) is intended to qualify as a "chargeback of partner nonrecourse debt minimum gain" within the meaning of Regulations Section 1.704-2(i) and shall be interpreted consistently therewith.

                  (3) Partner Nonrecourse Deductions. Any Partner Nonrecourse
Deductions for any Fiscal Year shall be specially allocated to the Partner(s) who bears the economic risk of loss with respect to the Partner Nonrecourse Debt to which such Partner Nonrecourse Deductions are attributable, in accordance with Regulations Section 1.704-2(i).

                  (4) Qualified Income Offset. If any Partner unexpectedly receives an adjustment, allocation or distribution described in Regulations
Section 1.704-1(b)(2)(ii)(d)(4), (5) or (6), items of Partnership income and gain shall be allocated, in accordance with Regulations Section
1.704-1(b)(2)(ii)(d), to such Partner in an amount and manner sufficient to eliminate, to the extent required by such Regulations, the Adjusted Capital
Account Deficit of such Partner as quickly as possible, provided that an allocation pursuant to this Section 6.3.A(4) shall be made if and only to the extent that such Partner would have an Adjusted Capital Account Deficit after all other allocations provided in this Article 6 have been tentatively made as if this Section 6.3.A(4) were not in the Agreement. It is intended that this
Section 6.3.A(4) qualify and be construed as a "qualified income offset" within the meaning of Regulations Section 1.704-1(b)(2)(ii)(d) and shall be interpreted consistently therewith.

                  (5) Limitation on Allocation of Net Loss. To the extent that any allocation of Net Loss would cause or increase an Adjusted Capital Account
Deficit as to any Partner, such allocation of Net Loss shall be reallocated among the other Partners in accordance with their respective Partnership Units, subject to the limitations of this Section 6.3.A(5).

                  (6) Section 754 Adjustment. To the extent that an adjustment to the adjusted tax basis of any Partnership asset pursuant to Code Section
734(b) or Code Section 743(b) is


                                       24


required, pursuant to Regulations Section 1.704-1(b)(2)(iv)(m)(2) or Regulations
Section 1.704-1(b)(2)(iv)(m)(4), to be taken into account in determining Capital
Accounts as the result of a distribution to a Partner in complete liquidation of its interest in the Partnership, the amount of such adjustment to the Capital
Accounts shall be treated as an item of gain (if the adjustment increases the basis of the asset) or loss (if the adjustment decreases such basis), and such gain or loss shall be specially allocated to the Partners in accordance with their Partnership Units in the event that Regulations Section
1.704-1(b)(2)(iv)(m)(2) applies, or to the Partners to whom such distribution was made in the event that Regulations Section 1.704-1(b)(2)(iv)(m)(4) applies.

                  (7) Curative Allocations. The allocations set forth in Sections 6.3.A(1) through (6) hereof (the "Regulatory Allocations") are intended to comply with certain regulatory requirements, including the requirements of Regulations Sections 1.704-1(b) and 1.704-2. Notwithstanding the provisions of
Section 6.1 hereof, the Regulatory Allocations shall be taken into account in allocating other items of income, gain, loss and deduction among the Partners so that, to the extent possible without violating the requirements giving rise to the Regulatory Allocations, the net amount of such allocations of other items and the Regulatory Allocations to each Partner shall be equal to the net amount that would have been allocated to each such Partner if the Regulatory
Allocations had not occurred.

                  B. Allocation of Excess Nonrecourse Liabilities. For purposes of determining a Partner's proportional share of the "excess nonrecourse liabilities" of the Partnership within the meaning of Regulations Section
1.752-3(a)(3), each Partner's interest in Partnership profits shall be its Percentage Interest.

                  Section 6.4.      Tax Allocations

                  A. In General. Except as otherwise provided in this Section
6.4, for income tax purposes under the Code and the Regulations each Partnership item of income, gain, loss and deduction (collectively, "Tax Items") shall be allocated among the Partners in the same manner as its correlative item of "book" income, gain, loss or deduction is allocated pursuant to Sections 6.2 and
6.3 hereof.

                  B. Allocations Respecting Section 704(c) Reevaluations.
Notwithstanding Section 6.4.A hereof, Tax Items with respect to Property that is contributed to the Partnership with a Gross Asset Value that varies from its basis in the hands of the contributing Partner immediately preceding the date of contribution shall be allocated among the Partners for income tax purposes pursuant to the "traditional method" as described in Regulations Section
1.704-3(b). In the event that the Gross Asset Value of any Partnership asset is adjusted pursuant to subsection (b) of the definition of "Gross Asset Value"
(provided in Article 1 hereof), subsequent allocations of Tax Items with respect to such asset shall take account of the variation, if any, between the adjusted basis of such asset and its Gross Asset Value in the same manner as under Code
Section 704(c) and the applicable Regulations and this Section 6.4.B.

                  Section 6.5.      Other Provisions

                  A. Other Allocations. In the event that (i) any modifications are made to the Code or any Regulations, (ii) any changes occur in any case law applying or interpreting the Code or any Regulations, (iii) the IRS changes or clarifies the manner in which it applies or interprets the Code or any Regulations or any case law applying or interpreting the Code or any Regulations or (iv) the IRS adjusts the reporting of any of the transactions contemplated by this Agreement which, in each case, either (a) requires allocations of items of income, gain, loss, deduction or credit or (b) requires reporting of any


                                       25


of the transactions contemplated by this Agreement in a manner different from that set forth in this Article 6, the General Partner is hereby authorized to make new allocations or report any such transactions (as the case may be) in reliance of the foregoing, and such new allocations and reporting shall be deemed to be made pursuant to the fiduciary duty of the General Partner to the Partnership and the other Partners, and no such new allocation or reporting shall give rise to any claim or cause of action by any Partner.

                  B. Consistent Tax Reporting. The Partners acknowledge and are aware of the income tax consequences of the allocations made by this Article 6 and hereby agree to be bound by the provisions of this Article 6 in reporting their shares of Net Income, Net Loss and other items of income, gain, loss, deduction and credit for federal, state and local income tax purposes.

                  Section 6.6.      Amendments to Allocation to Reflect
                                    Issuance of Additional Partnership
                                    Interests

                  In the event that the Partnership issues additional
Partnership Interests to the General or any Additional Partner pursuant to
Article 4 hereof, the General Partner shall make such revisions to this Article
6 as it determines are necessary to reflect the terms of the issuance of such additional Partnership Interests, including making preferential allocations to certain classes of Partnership Interests.

                                   ARTICLE 7.
                      MANAGEMENT AND OPERATIONS OF BUSINESS

                  Section 7.1.      Management

                  A........Except as otherwise expressly provided in this
Agreement, the General Partner, in its capacity as a Partner of the Partnership under the Act, shall have sole and complete charge and management over the business and affairs of the Partnership, in all respects and in all matters. The
General Partner shall be an agent of the Partnership's business, and the actions of the General Partner taken in such capacity and in accordance with this
Agreement shall bind the Partnership. The General Partner shall at all times be a Partner of the Partnership. Except as otherwise expressly provided in this
Agreement or required by any non-waivable provisions of applicable law, the
Limited Partners shall not participate in the control of the Partnership, shall have no right, power or authority to act for or on behalf of, or otherwise bind, the Partnership and shall have no right to vote on or consent to any other matter, act, decision or document involving the Partnership or its business. The
General Partner may not be removed by the Partners with or without cause, except with the consent of the General Partner. In addition to the powers now or hereafter granted a general partner of a limited partnership under applicable law or that are granted to the General Partner under any other provision of this
Agreement, the General Partner, subject to the other provisions hereof including the limitations on the authority of the General Partner set forth in Section
7.3, shall have full power and authority to do all things deemed necessary or desirable by it to conduct the business of the Partnership, to exercise all powers set forth in Section 3.2 hereof and to effectuate the purposes set forth in Section 3.1 hereof, including, without limitation:

                           (1) the making of any expenditures, the lending or borrowing of money (including, without limitation, making prepayments on loans and borrowing money to permit the Partnership to make distributions to its Partners in such amounts as will permit the General Partner and its Parent (so long as the General Partner's Parent qualifies as a REIT) to avoid the payment of any federal income tax
         (including, for this purpose, any excise tax pursuant to Code Section
         4981) and to make distributions to its


                                       26


         shareholders sufficient to permit the General Partner's Parent to maintain REIT status or otherwise to satisfy the REIT Requirements), the assumption or guarantee of, or other contracting for, indebtedness and other liabilities, the issuance of evidences of indebtedness
         (including the securing of same by deed to secure debt, mortgage, deed of trust or other lien or encumbrance on the Partnership's assets) and the incurring of any obligations that it deems necessary for the conduct of the activities of the Partnership;

                           (2) the making of tax, regulatory and other filings, or rendering of periodic or other reports to governmental or other agencies having jurisdiction over the business or assets of the Partnership;

                           (3) except as restricted pursuant to Section 7.3.D(2) hereof, the acquisition, sale, transfer, exchange or other disposition of any assets of the Partnership (including, but not limited to, the exercise or grant of any conversion, option, privilege or subscription right or any other right available in connection with any assets at any time held by the Partnership) or the merger, consolidation, reorganization or other combination of the Partnership with or into another entity;

                           (4) the mortgage, pledge, encumbrance or hypothecation of any assets of the Partnership (including, without limitation, any Contributed Property), the use of the assets of the Partnership (including, without limitation, cash on hand) for any purpose consistent with the terms of this Agreement which the General
         Partner believes will directly benefit the Partnership and on any terms that the General Partner sees fit, including, without limitation, the financing of the conduct or the operations of the General Partner or the Partnership, the lending of funds to other Persons (including, without limitation, the General Partner (if necessary to permit the financing or capitalization of a subsidiary of the General Partner or the Partnership) and the repayment of obligations of the Partnership, any of its Subsidiaries and any other Person in which it has an equity investment;

                           (5) the management, operation, leasing (including the amendment and/or termination of any lease), landscaping, repair, alteration, demolition, replacement or improvement of any Property, including, without limitation, any Contributed Property, or other asset of the Partnership or any Subsidiary;

                           (6) the negotiation, execution and performance of any contracts, leases, conveyances or other instruments that the General
         Partner considers useful or necessary to the conduct of the Partnership's operations or the implementation of the General Partner's powers under this Agreement, including contracting with property managers (including, without limitation, as to any Contributed Property or other Property, contracting with the contributing or any other
         Partner or its Affiliates for property management services), contractors, developers, consultants, accountants, legal counsel, other professional advisors and other agents and the payment of their expenses and compensation out of the Partnership's assets;

                           (7) the distribution of Partnership cash or other
         Partnership assets in accordance with this Agreement, the holding, management, investment and reinvestment of cash and other assets of the Partnership, and the collection and receipt of revenues, rents and income of the Partnership;


                                       27


                           (8) the selection and dismissal of employees of the Partnership or the General Partner (including, without limitation, employees having titles or offices such as "president," "vice president," "secretary" and "treasurer"), and agents, outside attorneys, accountants, consultants and contractors of the Partnership or the General Partner and the determination of their compensation and other terms of employment or hiring;

                           (9) the maintenance of such insurance for the benefit of the Partnership and the Partners as it deems necessary or appropriate including casualty, liability and other insurance on the Properties of the Partnership;

                           (10) the formation of, or acquisition of an interest in, and the contribution of property to, any corporation, limited or general partnerships, joint ventures, limited liability companies or other relationships that it deems desirable (including, without limitation, the acquisition of interests in, and the contributions of property to any Subsidiary and any other Person in which it has an equity investment from time to time); provided that, as long as the General Partner's Parent has determined to continue to qualify as a REIT, the Partnership may not engage in any such formation, acquisition or contribution that would cause the General Partner's Parent to fail to qualify as a REIT;

                           (11) the control of any matters affecting the rights and obligations of the Partnership, including the settlement, compromise, submission to arbitration or any other form of dispute resolution, or abandonment, of any claim, cause of action, liability, debt or damages, due or owing to or from the Partnership, the commencement or defense of suits, legal proceedings, administrative proceedings, arbitration's or other forms of dispute resolution, and the representation of the Partnership in all suits or legal proceedings, administrative proceedings, arbitrations or other forms of dispute resolution, the incurring of legal expense, and the indemnification of any Person against liabilities and contingencies to the extent permitted by law;

                           (12) the undertaking of any action in connection with the Partnership's direct or indirect investment in its Subsidiaries or any other Person (including, without limitation, contributing or loaning Partnership funds to, incurring indebtedness on behalf of, or guaranteeing the obligations of any such Persons);

                           (13) the determination of the fair market value of any Partnership property distributed in kind using such reasonable method of valuation as it may adopt; provided that such methods are otherwise consistent with the requirements of this Agreement;

                           (14) the enforcement of any rights against any Partner pursuant to representations, warranties, covenants and indemnities relating to such Partner's contribution of property or assets to the Partnership;

                           (15) holding, managing, investing and reinvesting cash and other assets of the Partnership;

                           (16) the collection and receipt of revenues and income of the Partnership;


                                       28


                           (17) the exercise, directly or indirectly, through any attorney-in-fact acting under a general or limited power of attorney, of any right, including the right to vote, appurtenant to any asset or investment held by the Partnership;

                           (18) the exercise of any of the powers of the General
         Partner enumerated in this Agreement on behalf of or in connection with any Subsidiary of the Partnership or any other Person in which the Partnership has a direct or indirect interest, or jointly with any such Subsidiary or other Person;

                           (19) the exercise of any of the powers of the General
         Partner enumerated in this Agreement on behalf of any Person in which the Partnership does not have an interest pursuant to contractual or other arrangements with such Person;

                           (20) the maintenance of working capital and other reserves in such amounts as the General Partner, in its sole and absolute discretion, deems appropriate and reasonable from time to time;

                           (21) the making, execution and delivery of any and all deeds, leases, notes, deeds to secure debt, mortgages, deeds of trust, security agreements, conveyances, contracts, guarantees, warranties, indemnities, waivers, releases or legal instruments or agreements in writing necessary or appropriate in the judgment of the General Partner for the accomplishment of any of the powers of the General Partner enumerated in this Agreement;

                           (22) the distribution of cash to acquire Partnership
         Units held by a Partner in connection with a Partner's exercise of its Exchange Right under Section 8.6 hereof; and

                           (23) the amendment and restatement of Exhibit A hereto to reflect accurately at all times the Capital Accounts, Partnership Units, and Percentage Interests of the Partners as the same are adjusted from time to time to the extent necessary to reflect redemptions, Capital Contributions, the issuance of Partnership Units, the admission of any Additional Partners or any Substituted Partner or otherwise, as long as the matter or event being reflected in Exhibit A hereto otherwise is authorized by this Agreement.

                  B. Each of the Limited Partner agrees that, except as provided in Section 7.3 hereof, the General Partner is authorized to execute, deliver and perform the above-mentioned agreements and transactions on behalf of the Partnership without any further act, approval or vote of the Limited Partners, notwithstanding any other provision of this Agreement (except as provided in Section 4.2 and Section 7.3 hereof), the Act or any applicable law, rule or regulation. The execution, delivery or performance by the General Partner or the Partnership of any agreement authorized or permitted under this Agreement shall not constitute a breach by the General Partner of any duty that the General
Partner may owe the Partnership or the Partners or any other Persons under this Agreement or of any duty stated or implied by law or equity.

                  C. At all times from and after the date hereof, the General
Partner may cause the Partnership to obtain and maintain (i) casualty, liability and other insurance on the properties of the Partnership and (ii) liability insurance for the Indemnitees hereunder.


                                       29


                  D. At all times from and after the date hereof, the General
Partner may cause the Partnership to establish and maintain working capital reserves in such amounts as the General Partner, in it sole and absolute discretion, deems appropriate and reasonable from time to time.

                  E. In exercising its authority under this Agreement, the General Partner may, but shall be under no obligation to, take into account the tax consequences to any Partner (including the General Partner) of any action taken by it. The General Partner and the Partnership shall not have liability to a Partner under any circumstances as a result of an income tax liability incurred by such Partner as a result of an action (or inaction) by the General
Partner pursuant to its authority under this Agreement so long as the action or inaction is taken in good faith.

                  Section 7.2.      Certificate of Formation

                  To the extent that such action is determined by the General
Partner to be reasonable and necessary or appropriate, the General Partner shall file amendments to and restatements of the Certificate and do all the things to maintain the Partnership as a limited partnership under the laws of the State of Florida and each other state, the District of Columbia or any other jurisdiction in which the Partnership may elect to do business or own property. Subject to the terms of Section 8.5.A(4) hereof, the General Partner shall not be required, before or after filing, to deliver or mail a copy of the Certificate or any amendment thereto to any Partner. The General Partner shall use all reasonable efforts to cause to be filed such other certificates or documents as may be reasonable and necessary or appropriate for the formation, continuation, qualification and operation of a limited liability company in the State of Delaware and any other state, or the District of Columbia or other jurisdiction in which the Partnership may elect to do business or own property.

                  Section 7.3.      Restrictions on General Partner's Authority

                  A. The General Partner may not take any action in contravention of an express prohibition or limitation of this Agreement, including, without limitation:

                           (1) take any action that would make it impossible to carry on the ordinary business of the Partnership, except as otherwise provided in this Agreement;

                           (2) possess Partnership property, or assign any rights in specific Partnership property, for other than a Partnership purpose except as otherwise provided in this Agreement;

                           (3) perform any act that would subject a Partner to liability as a General Partner in any jurisdiction or any other liability except as provided herein or under the Act; or

                           (4) enter into any contract, mortgage, loan or other agreement that expressly prohibits or restricts, or has the effect of prohibiting or restricting, the ability of (a) the General Partner or the Partnership from satisfying its obligations under Section 8.6 hereof in full or (b) a Partner from exercising its rights to an Exchange in full, except, in either case, with the written consent of such Partner affected by the prohibition.

                  B. The General Partner shall not, without the prior Consent of the Limited Partners undertake or have the authority to do or undertake, on behalf of the Partnership, any of the following actions or enter into any transaction which would have the effect of such transactions:


                                       30


                           (1) except as provided in Section 7.3.C, amend, modify or terminate this Agreement other than to reflect the admission, substitution, termination or withdrawal of Partners pursuant to Article
         4, Article 11 or Article 12 hereof;

                           (2) make a general assignment for the benefit of creditors or appoint or acquiesce in the appointment of a custodian, receiver or trustee for all or any part of the assets of the Partnership;

                           (3) institute any proceeding for bankruptcy on behalf of the Partnership;

                           (4) confess a judgment against the Partnership;

                           (5) approve or acquiesce to the Transfer of the Partnership Interest of the General Partner to any Person other than the Partnership;

                           (6) admit into the Partnership any Additional or Substitute General Partner;

                           (7) admit into the Partnership any Additional Limited
         Partners;

                  C. Notwithstanding Section 7.3.B, the General Partner shall have the exclusive right and power to amend this Agreement as may be required to facilitate or implement any of the following purposes:

                           (1) to add to the obligations of the General Partner or surrender any right or power granted to the General Partner or any Affiliate of the General Partner for the benefit of the Limited
         Partners;

                           (2) to reflect the admission, substitution, termination, or withdrawal of Partners in accordance with this Agreement and to amend Exhibit A in connection with such admission, substitution or withdrawal;

                           (3) to reflect a change that is of an inconsequential nature and does not adversely affect the Limited Partners in any material respect, or to cure any ambiguity, correct or supplement any provision in this Agreement not inconsistent with law or with other provisions, or make other changes with respect to matters arising under this Agreement that will not be inconsistent with law or with the provisions of this Agreement;

                           (4) to satisfy any requirements, conditions, or guidelines contained in any order, directive, opinion, ruling or regulation of a federal or state agency or contained in federal or state law;

                           (5) to reflect such changes as are reasonably necessary for the General Partner's Parent to maintain its status as a REIT or to satisfy the REIT Requirements; and

                           (6) to modify, as set forth in the definition of "Capital Account," the manner in which Capital Accounts are computed.


                                       31


The General Partner will provide notice to the Limited Partners when any action under this Section 7.3.C is taken.

                  D. So long as the Limited Partners own at least 15% of the aggregate Partnership Interests of the Partnership, the General Partner shall not, on behalf of the Partnership, take any of the following actions without the prior Consent of the Limited Partners who contributed the Real Properties (as defined below) that would be affected by any proposed transaction described below:

                           (1) dissolve the Partnership, other than incident to a sale, disposition, conveyance or other transfer of all or substantially all of the assets of the Partnership, in one or a series of related transactions (an "Asset Sale") after the expiration of the No Transfer Period; or

                           (2) except in connection with a tax-free transaction or a loan secured by any real property of the Partnership, sell, dispose, convey or otherwise transfer any of the real properties the Partnership acquired in connection with the transactions consummated pursuant to the Contribution Agreement (collectively, the "Real
         Properties") for a period of five (5) years from the Effective Date.

                  Section 7.4.      Reimbursement of the General Partner

                  A. Except as set forth below, the General Partner shall not be compensated for its services as the manager of the Partnership. Distributions, payments and allocations to which the General Partner may be entitled in its capacity as the General Partner shall not constitute compensation for services rendered by the General Partner as provided in this Agreement (including the provisions of Articles 5 and 6 hereof).

                  B. Subject to Sections 7.4.C and 14.12 hereof, the Partnership shall be liable, and shall reimburse the General Partner on a monthly basis (or such other basis as the General Partner may determine in its sole and absolute discretion), for all sums expended in connection with the Partnership's business. Any such reimbursements shall be in addition to any reimbursement of the General Partner as a result of indemnification pursuant to Section 7.7 hereof.

                  C. To the extent practicable, Partnership expenses shall be billed directly to and paid by the Partnership. Subject to Sections 7.1.C and
14.12 hereof, reimbursements to the General Partner or any of its Affiliates by the Partnership shall be allowed, however, for the actual cost to the General
Partner or any of its Affiliates of operating and other expenses of the Partnership, including, without limitation, the actual cost of goods, materials and administrative services related to (i) Partnership operations, (ii)
Partnership accounting, (iii) communications with Partners, (iv) legal services,
(v) tax services, (vi) computer services, (vii) risk management, (viii) mileage and travel expenses and (ix) such other related operational and administrative expenses as are necessary for the prudent organization and operation of the Partnership. "Actual cost of goods and materials" means the actual cost to the General Partner or any of its Affiliates of goods and materials used for or by the Partnership obtained from entities not affiliated with the General Partner, and "actual cost of administrative services" means the pro rata cost of personnel (as if such persons were employees of the Partnership) providing administrative services to the Partnership. The cost for such services to be reimbursed to the General Partner or any Affiliate thereof shall be the lesser of the General Partner's or Affiliate's actual cost, or the amount the Partnership would be required to pay to independent parties for comparable administrative services in the same geographic location. In addition to the foregoing, the General Partner may also provide the following services to the Partnership at reasonable market rates


                                       32


generally in effect at the time such services are provided: (i) legal services
(by the general Partner's in-house counsel and their assistants), (ii) leasing brokerage services, (iii) property management services, (iv) construction services and (v) any other service the Partnership requires which the General
Partner, in its sole and absolute discretion, has the expertise to provide.

                  D. The General Partner shall also be reimbursed for all expenses it incurs relating to any issuance of additional Partnership Interests, Debt of the Partnership, or rights, options, warrants or convertible or exchangeable securities of the Partnership pursuant to Article IV hereof
(including, without limitation, all costs, expenses, damages and other payments resulting from or arising in connection with litigation related to any of the foregoing), all of which expenses are considered by the Partners to constitute expenses of, and for the benefit of, the Partnership.

                  To the extent that reimbursements to the General Partner or any of its Affiliates by the Partnership pursuant to this Section 7.4 would constitute gross income to the General Partner for purposes of Code Section
856(c)(2) or 856(c)(3), then such amounts shall be treated as "guaranteed payments" within the meaning of Code Section 707(c).

                  Section 7.5.      Other Business of General Partner

                  The General Partner shall devote to the Partnership such time as may be necessary for the performance of its duties as General Partner, but the General Partner is not required, and is not expected, to devote its full time to the performance of such duties The General Partner may engage independently or with others in other business ventures of every nature and description, including, without limitation, the ownership of other properties
(including properties which may directly compete with properties owned by the Partnership) and the making or management of other investments (including investments which directly compete with investments owned by the Partnership).
Nothing in this Agreement shall be deemed to prohibit the General Partner or any Affiliate of the General Partner from dealing, or otherwise engaging in business with, Persons transacting business with the Partnership, or from providing services related to the purchase, sale, financing, management, development or operation of real or personal property and receiving compensation therefor, not involving any rebate or reciprocal arrangement that would have the effect of circumventing any restriction set forth herein upon dealings with the General
Partner or any Affiliate of the General Partner. Neither the Partnership nor any Partner shall have any right by virtue of this Agreement or the relationship created hereby in or to such other ventures or activities or to the income or proceeds derived therefrom, and the pursuit of such ventures, even if competitive with the business of the Partnership, shall not be deemed wrongful or improper.

                  Section 7.6.      Contracts with Affiliates

                  A. Subject to Section 7.6.B below, the Partnership may lend or contribute to Persons in which it has an equity investment, and such Persons may borrow funds from the Partnership, on terms and conditions established in the sole and absolute discretion of the General Partner. The foregoing authority shall not create any right or benefit in favor of any Person.

                  B. Except as expressly permitted by this Agreement, neither the General Partner nor any of its Affiliates, directly or indirectly, shall sell, transfer or convey any property to, or purchase any property from, or borrow funds from, or lend funds to, the Partnership or engage in any other transaction with the Partnership, except upon terms determined by the General
Partner in good faith to be fair and reasonable and comparable to terms that could be obtained from an unaffiliated party in an arm's length transaction.


                                       33


                  C. The Partnership may transfer assets to joint ventures, limited liability companies, partnerships, corporations, business trusts or other business entities in which it is or thereby becomes a participant upon such terms and subject to such conditions consistent with this Agreement and applicable law as the General Partner, in its sole and absolute discretion, believes to be advisable.

                  D. The General Partner is expressly authorized to enter into, in the name and on behalf of the Partnership, a right of first opportunity arrangement and other conflict avoidance agreements with various Affiliates of the Partnership and the General Partner, on such terms as the General Partner, in its sole and absolute discretion, believes are advisable.

                  Section 7.7.      Indemnification

                  A. To the fullest extent permitted by applicable law, the Partnership shall indemnify each Indemnitee from and against any and all losses, claims, damages, liabilities, joint or several, expenses (including, without limitation, attorney's fees and other legal fees and expenses), judgments, fines, settlements and other amounts arising from any and all claims, demands, actions, suits or proceedings, civil, criminal, administrative or investigative, that relate to the operations of the Partnership ("Actions") as set forth in this Agreement in which such Indemnitee may be involved, or is threatened to be involved, as a party or otherwise unless it is established that: (i) the act or omission of the Indemnitee was material to the matter giving rise to the proceeding and either was committed in bad faith or was the result of active and deliberate dishonesty; (ii) the Indemnitee actually received an improper personal benefit in money, property or services; or (iii) in the case of any criminal proceeding, the Indemnitee had reasonable cause to believe that the act or omission was unlawful. Without limitation the foregoing indemnity shall extend to any liability of any Indemnitee, pursuant to a loan guaranty or otherwise, for any indebtedness of the Partnership or any Subsidiary of the Partnership (including, without limitation, any indebtedness which the Partnership or any Subsidiary of the Partnership has assumed or taken subject
to), and the General Partner is hereby authorized and empowered, on behalf of the Partnership, to enter into one or more indemnity agreements consistent with the provisions of this Section 7.7 in favor of any Indemnitee having or potentially having liability for any such indebtedness. The termination of any proceeding by judgment, order or settlement does not create a presumption that the Indemnitee did not meet the requisite standard of conduct set forth in this
Section 7.7.A. The termination of any proceeding by conviction or upon a plea of nolo contendere or its equivalent, or an entry of an order of probation prior to judgment, creates a rebuttable presumption that the Indemnitee acted in a manner contrary to that specified in this Section 7.7.A with respect to the subject matter of such proceeding. Any indemnification pursuant to this Section 7.7 shall be made only out of the assets of the Partnership, and any insurance proceeds from the liability policy covering the General Partner and any Indemnitees, and neither the General Partner nor any Limited Partner shall have any obligation to contribute to the capital of the Partnership or otherwise provide funds to enable the Partnership to fund its obligations under this
Section 7.7.

                  B. Reasonable expenses incurred by an Indemnitee who is a party to a proceeding or otherwise subject to or the focus of or is involved in any Action shall be paid or reimbursed by the Partnership as incurred by the Indemnitee in advance of the final disposition of the Action upon receipt by the Partnership of (i) a written affirmation by the Indemnitee of the Indemnitee's good faith belief that the standard of conduct necessary for indemnification by the Partnership as authorized in Section 7.7.A has been met, and (ii) a written undertaking by or on behalf of the Indemnitee to repay the amount if it shall ultimately be determined that the standard of conduct has not been met.

                  C. The indemnification provided by this Section 7.7 shall be in addition to any other rights to which an Indemnitee or any other Person may be entitled under any agreement, pursuant to


                                       34


any vote of the Partners, as a matter of law or otherwise, and shall continue as to an Indemnitee who has ceased to serve in such capacity unless otherwise provided in a written agreement with such Indemnitee or in the writing pursuant to which such Indemnitee is indemnified.

                  D. The Partnership may, but shall not be obligated to, purchase and maintain insurance, on behalf of any of the Indemnitees and such other Persons as the General Partner shall determine, against any liability that may be asserted against or expenses that may be incurred by such Person in connection with the Partnership's activities, regardless of whether the Partnership would have the power to indemnify such Person against such liability under the provisions of this Agreement.

                  E. For purposes of this Section 7.7, (i) the Partnership shall be deemed to have requested an Indemnitee to serve as fiduciary of an employee benefit plan whenever the performance by it of its duties to the Partnership also imposes duties on, or otherwise involves services by, it to the plan or participants or beneficiaries of the plan; excise taxes assessed on an Indemnitee with respect to an employee benefit plan pursuant to applicable law shall constitute fines within the meaning of this Section 7.7 and (iii) actions taken or omitted by the Indemnitee with respect to an employee benefit plan in the performance of its duties for a purpose reasonably believed by it to be in the interest of the participants and beneficiaries of the plan shall be deemed to be for a purpose which is not opposed to the best interests of the Partnership.

                  F. In no event may an Indemnitee subject any of the Partners to personal liability by reason of the indemnification provisions set forth in this Agreement.

                  G. An Indemnitee shall not be denied indemnification in whole or in part under this Section 7.7 because the Indemnitee had an interest in the transaction with respect to which the indemnification applies if the transaction was otherwise permitted by the terms of this Agreement.

                  H. The provisions of this Section 7.7 are for the benefit of the Indemnitees, their heirs, successors, assigns and administrators and shall not be deemed to create any rights for the benefit of any other Persons. Any amendment, modification or repeal of this Section 7.7 or any provision hereof shall be prospective only and shall not in any way affect the limitations on the Partnership's liability to any Indemnitee under this Section 7.7 as in effect immediately prior to such amendment, modification or repeal with respect to claims arising from or relating to matters occurring, in whole or in part, prior to such amendment, modification or repeal, regardless of when such claims may arise or be asserted.

                  I. If and to the extent any reimbursements to the General
Partner pursuant to this Section 7.7 constitute gross income to the General
Partner (as opposed to the repayment of advances made by the General Partner on behalf of the Partnership) such amounts shall constitute guaranteed payments within the meaning of Code Section 707(c), shall be treated consistently therewith by the Partnership and all Partners, and shall not be treated as distributions for purposes of computing the Partners' Capital Accounts.

                  Section 7.8.      Liability of the General Partner

                  A. Notwithstanding anything to the contrary set forth in this Agreement, neither the General Partner nor any of its directors or officers shall be liable or accountable in damages or otherwise to the Partnership, any Partners or any Assignees for losses sustained, liabilities incurred or benefits not derived as a result of errors in judgment or mistakes of fact or law or of any act or omission if the General Partner or such director or officer acted in good faith.


                                       35


                  B. The Limited Partners expressly acknowledge that the General
Partner is acting for the benefit of the Partnership, the Partners and the General Partner's shareholders collectively, that the General Partner is under no obligation to give priority to the separate interests of the Partners or the General Partner's shareholders (including, without limitation, the tax consequences to Partners, Assignees or the General Partner's shareholders) in deciding whether to cause the Partnership to take (or decline to take) any actions and that the General Partner shall not be liable to the Partnership or to any Partner for monetary damages for losses sustained, liabilities incurred, or benefits not derived by Limited Partners in connection with such decisions, provided that the General Partner has acted in good faith.

                  C. Subject to its obligations and duties as General Partner set forth in Section 7.1.A hereof, the General Partner may exercise any of the powers granted to it by this Agreement and perform any of the duties imposed upon it hereunder either directly or by or through its employees or agents. The
General Partner shall not be responsible for any misconduct or negligence on the part of any such agent appointed by it in good faith.

                  D. Any amendment, modification or repeal of this Section 7.8 or any provision hereof shall be prospective only and shall not in any way affect the limitations on the General Partner's, and its officers' and directors', liability to the Partnership and the Limited Partners under this
Section 7.8 as in effect immediately prior to such amendment, modification or repeal with respect to claims arising from or relating to matters occurring, in whole or in part, prior to such amendment, modification or repeal, regardless of when such claims may arise or be asserted.

                  Section 7.9.      Other Matters Concerning the General Partner

                  A. The General Partner may rely and shall be protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, bond, debenture or other paper or document believed by it in good faith to be genuine and to have been signed or presented by the proper party or parties.

                  B. The General Partner may consult with legal counsel, accountants, appraisers, management consultants, investment bankers, architects, engineers, surveyors, environmental consultants and other consultants and advisers selected by it, and any act taken or omitted to be taken in reliance upon the opinion of such Persons as to matters that the General Partner reasonably believes to be within such Person's professional or expert competence shall be conclusively presumed to have been done or omitted in good faith and in accordance with such opinion.

                  C. The General Partner shall have the right, in respect of any of its powers or obligations hereunder, to act through any of its duly authorized officers and a duly appointed attorney or attorneys-in-fact. Each such attorney shall, to the extent provided by the General Partner in the power of attorney, have full power and authority to do and perform all and every act and duty that is permitted or required to be done by the General Partner hereunder.

                  D. Notwithstanding any other provisions of this Agreement or the Act, any action of the General Partner on behalf of the Partnership or any decision of the General Partner to refrain from acting on behalf of the Partnership undertaken in the good faith belief that such action or omission is necessary or advisable in order (i) to protect the ability of the General
Partner's Parent to continue to qualify as a REIT, (ii) for the General
Partner's Parent otherwise to satisfy the REIT Requirements or (iii) to allow the General Partner or its Parent to avoid incurring any liability for taxes under Section 857 or Section 4981 of the Code, is expressly authorized under this Agreement and is deemed approved by all of the Limited Partners.


                                       36


                  Section 7.10.     Title to Partnership Assets

                  Title to Partnership assets, whether real, personal or mixed and whether tangible or intangible, shall be deemed to be owned by the Partnership as an entity, and no Partner, individually or collectively with other Partners or Persons, shall have any ownership interest in such Partnership assets or any portion thereof. Title to any or all of the Partnership assets may be held in the name of the Partnership, the General Partner or one or more nominees, as the General Partner may determine, including Affiliates of the General Partner. The General Partner hereby declares and warrants that any Partnership assets for which legal title is held in the name of the General
Partner or any nominee or Affiliate of the General Partner shall be held by the General Partner for the use and benefit of the Partnership in accordance with the provisions of this Agreement; provided, however, that the General Partner shall use its best efforts to cause beneficial and record title to such assets to be vested in the Partnership as soon as reasonably practicable. All
Partnership assets shall be recorded as the property of the Partnership in its books and records, irrespective of the name in which legal title to such Partnership assets is held.

                  Section 7.11.     Reliance by Third Parties

                  Notwithstanding anything to the contrary in this Agreement, any Person dealing with the Partnership shall be entitled to assume that the General Partner has full power and authority, without the consent or approval of any other Partner or Person, to encumber, sell or otherwise use in any manner any and all assets of the Partnership and to enter into any contracts on behalf of the Partnership, and take any and all actions on behalf of the Partnership, and such Person shall be entitled to deal with the General Partner as if it were the Partnership's sole party in interest, both legally and beneficially. Each
Limited Partner hereby waives any and all defenses or other remedies that may be available against such Person to contest, negate or disaffirm any action of the General Partner in connection with any such dealing. In no event shall any Person dealing with the General Partner or its representatives be obligated to ascertain that the terms of this Agreement have been complied with or to inquire into the necessity or expediency of any act or action of the General Partner or its representatives. Each and every certificate, document or other instrument executed on behalf of the Partnership by the General Partner or its representatives shall be conclusive evidence in favor of any and every Person relying thereon or claiming thereunder that (i) at the time of the execution and delivery of such certificate, document or instrument, this Agreement was in full force and effect, (ii) the Person executing and delivering such certificate, document or instrument was duly authorized and empowered to do so for and on behalf of the Partnership and (iii) such certificate, document or instrument was duly executed and delivered in accordance with the terms and provisions of this Agreement and is binding upon the Partnership.

                                   ARTICLE 8.

                       RIGHTS AND OBLIGATIONS OF PARTNERS

                  Section 8.1.      Limitation of Liability

                  The Limited Partners shall have no liability under this Agreement except as expressly provided in this Agreement or under the Act.

                  Section 8.2.      Managing of Business

                  No Limited Partners or Assignee (other than the General
Partner, any of its Affiliates or any officer, director, employee, partner, agent or trustee of the General Partner, the Partnership or any of their Affiliates, in their capacity as such) shall take part in the operations, management or control (within


                                       37


the meaning of the Act) of the Partnership's business, transact any business in the Partnership's name or have the power to sign documents for, or otherwise bind the Partnership. The transaction of any such business by the General
Partner, any of its Affiliates or any officer, director, employee, partner, agent or trustee of the General Partner, the Partnership or any of their Affiliates, in their capacity as such, shall not affect, impair or eliminate the limitations on the liability of the Limited Partners or Assignees under this Agreement.

                  Section 8.3.      Outside Activities of Partners

                  Subject to any agreements entered into pursuant to Section
7.6. hereof and any other agreements entered into by a Partner or its Affiliates with the General Partner, the Partnership or a Subsidiary (including, without limitation, any employment agreement), any Partner and any Assignee, officer, director, employee, agent, trustee, Affiliate or shareholder of any Partner shall be entitled to and may have business interests and engage in business activities in addition to those relating to the Partnership, including business interests and activities that are in direct or indirect competition with the Partnership or that are enhanced by the activities of the Partnership. Neither the Partnership nor any Partner shall have any rights by virtue of this Agreement in any business ventures of any Partner or Assignee. Subject to such agreements, none of the Partners nor any other Person shall have any rights by virtue of this Agreement or the relationship established hereby in any business ventures of any other Person (other than the General Partner, to the extent expressly provided herein), and such Person shall have no obligation pursuant to this Agreement, subject to Section 7.6. hereof and any other agreements entered into by a Partner or its Affiliates with the General Partner, the Partnership or a Subsidiary, to offer any interest in any such business ventures to the Partnership, any Partner or any such other Person, even if such opportunity is of a character that, if presented to the Partnership, any Partner or such other
Person, could be taken by such Person.

                  Section 8.4.      Return of Capital

                  Except pursuant to the rights of Exchange set forth in Section
8.6 hereof, no Partner shall be entitled to the withdrawal or return of its Capital Contribution, except to the extent of distributions made pursuant to this Agreement or upon termination of the Partnership as provided herein. Except to the extent expressly provided in this Agreement, no Partner or Assignee shall have priority over any other Partner or Assignee either as to the return of Capital Contributions or as to profits, losses, distributions or credits.

                  Section 8.5.      Rights of Limited Partners Relating to the
                                    Partnership

                  A. In addition to other rights provided by this Agreement or by the Act, and except as limited by Section 8.5.C hereof, each Limited Partner shall have the right, for a purpose reasonably related to such Limited Partner's
Partnership Interest in the Partnership, upon written demand with a statement of the purpose of such demand and at such Limited Partner's own expense:

                           (1) to obtain a copy of (i) the most recent annual and quarterly reports filed with the SEC by the General Partner or the Parent of the General Partner pursuant to the Exchange Act and (ii) each report or other written communication sent to the shareholders of the General Partner;

                           (2) to obtain a copy of the Partnership's federal, state and local income tax returns for each Fiscal Year;


                                       38


                           (3) to obtain a current list of the name and last known business, residence or mailing address of each Partner;

                           (4) to obtain a copy of this Agreement and the Certificate and all amendments thereto, together with executed copies of all powers of attorney pursuant to which this Agreement, the Certificate and all amendments thereto have been executed; and

                           (5) to obtain true and full information regarding the amount of cash and a description and statement of any other property or services contributed by each Partner and that each Partner has agreed to contribute in the future, and the date on which each became a Partner.

                  B. On written request, the Partnership shall notify any Limited Partner of the then current Adjustment Factor or any change made to the Adjustment Factor or to the REIT Shares Amount.

                  C. Notwithstanding any other provision of this Section 8.5, the General Partner may keep confidential from the Limited Partners, for such period of time as the General Partner determines in its sole and absolute discretion to be reasonable, any information that (i) the General Partner believes to be in the nature of trade secrets or other information the disclosure of which the General Partner in good faith believes is not in the best interests of the Partnership or could damage the Partnership or its business or (ii) the Partnership or the General Partner is required by law or by agreements with unaffiliated third parties to keep confidential.

                  Section 8.6.      Exchange Rights

                  A. On or after the date one year after the Effective Date, each Limited Partner shall have the right (subject to the terms and conditions set forth herein) to require the General Partner to acquire all or a portion of the Partnership Units held by such Limited Partner (such Partnership Units being hereafter called "Tendered Units") in exchange (an "Exchange") for, at the election of and in the sole and absolute discretion of the General Partner, either the Cash Amount Per Unit times the number of Tendered Units or a number of REIT Shares equal to the REIT Shares Amount payable on the Specified Exchange
Date. Any Exchange shall be exercised pursuant to a Notice of Exchange delivered to the General Partner by the Limited Partner exercising the Exchange right (the
"Tendering Party"). On the Specified Exchange Date, the Tendering Party shall sell the Tendered Units to the General Partner in exchange for, at the election of in the sole and absolute discretion of the General Partner, either the Cash
Amount Per Unit times the number of Tendered Units or a number of REIT Shares equal to the REIT Shares Amount. The Tendering Party shall submit (i) such information, certification or affidavit as the General Partner may reasonably require in connection with the application of the Ownership Limit and the application of any restrictions and limitations of the Charter to any such Exchange and (ii) such written representations, investment letters, legal opinions or other instruments necessary, in the General Partner's view, to effect compliance with the Securities Act. If applicable, the cash shall be delivered as a certified check payable to the Tendering Party or, in the General
Partner's sole discretion, in immediately available funds. If applicable, the REIT Shares Amount shall be delivered by the General Partner's Parent as duly authorized, validly issued, fully paid and nonassessable REIT Shares and, if applicable, Rights, free of any pledge, lien, encumbrance or restriction, other than the Ownership Limit and other restrictions provided in the Charter, the Bylaws of the General Partner's Parent, the Securities Act and relevant state securities or "blue sky" laws. Neither any Tendering Party whose Tendered Units are acquired by the General Partner pursuant to this Section 8.6.A, any other
Partner, any Assignee nor any other interested Person shall have any right to require or cause the General Partner's Parent to


                                       39


register, qualify or list any REIT Shares owned or held by such Person, whether or not such REIT Shares are issued pursuant to this Section 8.6.A, with the SEC, with any state securities commissioner, department or agency, under the Securities Act or the Exchange Act or with any stock exchange; provided, however, that this limitation shall not be in derogation of any registration or similar rights granted pursuant to any other written agreement between the General Partner's Parent and any such Person. Notwithstanding any delay in such delivery, the Tendering Party shall be deemed the owner of such REIT Shares and Rights for all purposes, including, without limitation, rights to vote or consent, receive dividends, and exercise rights, as of the Specified Exchange
Date. REIT Shares issued upon an acquisition of the Tendered Units by the General Partner's Parent pursuant to this Section 8.6.A may contain such legends regarding restrictions under the Securities Act and applicable state securities laws as the General Partner's Parent in good faith determines to be necessary or advisable in order to ensure compliance with such laws.

                  B. Notwithstanding the provisions of Section 8.6.A hereof, no Limited Partner shall have any right to tender for Exchange (whether for the REIT Shares Amount or for cash) any Excess Partnership Units held by such Limited Partner. The General Partner's Parent shall have no obligation to acquire Excess Partnership Units, whether for the REIT Shares Amount or cash.

                  C. Notwithstanding anything herein to the contrary, with respect to any Exchange pursuant to this Section 8.6:

                           (1) Without the Consent of the General Partner, no
         Limited Partner may effect an Exchange for less than 1,000,000
         Partnership Units or, if the Limited Partner holds less than 1,000,000
         Partnership Units, less than all of the Partnership Units held by such Limited Partner.

                           (2) The consummation of any Exchange shall be subject to the expiration or termination of the applicable waiting period, if any, under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, if such Act is determined to be applicable to any such Exchange.

                           (3) Each Tendering Party shall continue to own all Partnership Units subject to any Exchange, and be treated as a Partner with respect to such Partnership Units for all purposes of this Agreement, until such Partnership Units are transferred to the General
         Partner and paid for or exchanged on the Specified Exchange Date. Until a Specified Exchange Date and an acquisition of the Tendered Units by the General Partner pursuant to Section 8.6.A hereof, the Tendering
         Party shall have no rights as a shareholder of the General Partner's
         Parent with respect to the REIT Shares issuable in connection with such acquisition.

                  D. In connection with an exercise of Exchange rights pursuant to this Section 8.6, the Tendering Party shall submit the following to the General Partner's Parent, in addition to the Notice of Exchange:

                           (1) A written affidavit, dated the same date as, and accompanying, the Notice of Exchange, (a) disclosing the actual and constructive ownership, as determined for purposes of Code Sections
         856(a)(6), 856(h), 856(d)(2)(B) and 856(d)(5), of REIT Shares by (i)
         such Tendering Party and (ii) any Related Party and (b) representing that, after giving effect to the Exchange, neither the Tendering Party nor any Related Party will own REIT Shares in excess of the Ownership
         Limit;


                                       40


                           (2) A written representation that neither the Tendering Party nor any Related Party has any intention to acquire any additional REIT Shares prior to the closing of the Exchange on the Specified Exchange Date; and

                           (3) An undertaking to certify, at and as a condition to the closing of the Exchange that either (a) the actual and constructive ownership of REIT Shares by the Tendering Party and any Related Party remain unchanged from that disclosed in the affidavit required by Section 8.6.E(1) or (2) after giving effect to the Exchange, neither the Tendering Party nor any Related Party shall own
         REIT Shares in violation of the Ownership Limit.

                  E. The General Partner may require that every Limited Partner
Exchange all of the Partnership Units of the Limited Partners in connection with the sale or disposition by the Partnership of all or substantially all of the real properties of the Partnership, other than to an Affiliate of the General
Partner, subject to compliance with Section 7.3.D(2). In such event, the Exchange shall occur and be effective immediately prior to the date of such sale or disposition and the General Partner shall be deemed to have acquired all of the Partnership Units (and all capital accounts) prior to any Liquidating Event of the Partnership. In addition, if the General Partner requests that every Limited Partner Exchange, pursuant to this Section 8.6.E., at the election of any Limited Partner the General Partner shall Exchange the Units for cash in lieu of REIT Shares.

                                   ARTICLE 9.
                     BOOKS, RECORDS, ACCOUNTING AND REPORTS

                  Section 9.1.      Records and Accounting

                  A. The General Partner shall keep or cause to be kept at the principal office of the Partnership those records and documents required to be maintained by the Act and other books and records deemed by the General Partner to be appropriate with respect to the Partnership's business, including, without limitation, all books and records necessary to provide to the Partners any information, lists and copies of documents required to be provided pursuant to
Section 9.3 hereof. Any records maintained by or on behalf of the Partnership in the regular course of its business may be kept on, or be in the form of, punch cards, magnetic tape, photographs, micrographics or any other information storage device, provided that the records so maintained are convertible into clearly legible written form within a reasonable period of time.

                  B. The books of the Partnership shall be maintained, for financial and tax reporting purposes, on an accrual basis in accordance with generally accepted accounting principles, or on such other basis as the General
Partner determines to be necessary or appropriate. To the extent permitted by sound accounting practices and principles, the Partnership and the General
Partner may operate with integrated or consolidated accounting records, operations and principles.

                  Section 9.2.      Fiscal Year

                  The Fiscal Year of the Partnership shall be the calendar year.

                  Section 9.3.      Reports

                  A. As soon as practicable, but in no event later than 90 days after the close of each Fiscal Year, the General Partner shall cause to be mailed to each Partner, of record as of the close of the


                                       41


Fiscal Year, an annual report containing financial statements of the Partnership, or of the General Partner if such statements are prepared solely on a consolidated basis with the General Partner, for such Fiscal Year, presented in accordance with generally accepted accounting principles, such statements to be audited by a nationally recognized firm of independent public accountants selected by the General Partner.

                  B. As soon as practicable, but in no event later than 90 days after the close of each calendar quarter (except the last calendar quarter of each year), the General Partner shall cause to be mailed to each Partner, of record as of the last day of the calendar quarter, a report containing unaudited financial statements of the Partnership, or of the General Partner, if such statements are prepared solely on a consolidated basis with the General Partner, and such other information as may be required by applicable law or regulation or as the General Partner determines to be appropriate.

                                   ARTICLE 10.
                                   TAX MATTERS

                  Section 10.1.     Preparation of Tax Returns

                  The General Partner shall arrange for the preparation and timely filing of all returns with respect to Partnership income, gains, deductions, losses and other items required of the Partnership for federal and state income tax purposes and shall use all reasonable efforts to furnish, within 90 days of the close of each taxable year, the tax information reasonably required by Partners for federal and state income tax reporting purposes.

                  Section 10.2.     Tax Elections

                  Except as otherwise provided herein, the General Partner shall, in its sole and absolute discretion, determine whether to make any available election pursuant to the Code, including, without limitation, the election under Section 754 of the Code. The General Partner shall have the right to seek to revoke any such election (including, without limitation, any election under Code Sections 754) upon the General Partner's determination in its sole and absolute discretion that such revocation is in the best interests of the Partners.

                  Section 10.3.     Tax Matters Partner

                  A. The General Partner shall be designated and shall operate as "Tax Matters Partner" (as defined in Code Section 6231), to oversee or handle matters relating to the taxation of the Partnership.

                  B. The Partner designated as "Tax Matters Partner" may make all elections for federal income and all other tax purposes (including, without limitation, pursuant to Code Section 754).

                  C. Income tax returns of the Partnership shall be prepared by such certified public accountant(s) as the General Partner shall retain at the expense of the Partnership.

                  Section 10.4.     Organizational Expenses

                  The Partnership shall elect to deduct expenses, if any, incurred by it in organizing the Partnership ratably over a 60-month period as provided in Code Section 709.


                                       42


                                   ARTICLE 11.
                            TRANSFERS AND WITHDRAWALS

                  Section 11.1.     Transfer

                  A. The term "transfer," when used in this Article 11 with respect to a Partnership Interest, shall be deemed to refer to a transaction by which the General Partner purports to assign all or any part of its Partnership
Interest to another Person or by which a Limited Partner purports to assign all or any part of its Partnership Interest to another Person, and includes a sale, assignment, gift (outright or in trust), pledge, encumbrance, hypothecation, mortgage, exchange or any other disposition by law or otherwise. The term
"transfer" when used in this Article 11 does not include any Exchange pursuant to Section 8.6. No part of the interest of a Partner shall be subject to the claims of any creditor, to any spouse for alimony or support, or to legal process, and may not be voluntarily or involuntarily alienated or encumbered except as may be specifically provided for in this Agreement.

                  B. No Partnership Interest shall be transferred, in whole or in part, except in accordance with the terms and conditions set forth in this
Article 11. Any transfer or purported transfer of a Partnership Interest not made in accordance with this Article 11 shall be null and void ab initio.

                  Section 11.2.     Transfer of General Partner's Partnership
                                    Interest

                  The General Partner shall not withdraw from the Partnership and shall not transfer all or any portion of its interest in the Partnership without the Consent of all of the Limited Partners, which may be given or withheld by each Limited Partner in its sole and absolute discretion, except that the General Partner may transfer all of its interests to an Affiliate of the General Partner without any consent required from the Limited Partners. Upon any transfer of the Partnership Interest of the General Partner in accordance with the provisions of this Section 11.2, the transferee shall become a Substitute General Partner for all purposes herein, and shall be vested with the powers and rights of the transferor General Partner, and shall be liable for all obligations and responsible for all duties of the General Partner, once such transferee has executed such instruments as may be necessary to effectuate such admission and to confirm the agreement of such transferee to be bound by all the terms and provisions of this Agreement with respect to the Partnership Interest so acquired. It is a condition to any transfer otherwise permitted hereunder that the transferee assumes, by operation of law or express agreement, all of the obligations of the transferor General Partner under this Agreement with respect to such transferred Partnership Interest, and such transfer shall relieve the transferor General Partner of its obligations under this Agreement accruing subsequent to the date of such transfer. In the event the General
Partner withdraws from the Partnership, in violation of this Agreement or otherwise, or otherwise dissolves or terminates, or upon the Incapacity of the General Partner, all of the remaining Partners may elect to continue the Partnership business by selecting a Substitute General Partner in accordance with the Act.

                  Section 11.3.     Limited Partners' Rights to Transfer

                  A. General. No Limited Partner shall Transfer all or any portion of its Partnership Interest, or any of such Limited Partners economic rights as a Limited Partner, to any transferee without the consent of the General Partner, which consent shall not be unreasonably withheld, provided, however, that any Limited Partner may, at any time, without the consent of the General Partner, Transfer all or part of its Partnership Interest (i) in the case of a Partner which is an individual, to any Family Member, any trust
(whether or not revocable) of which such Limited Partner or such Limited
Partner's Family Members are the sole beneficiaries, (ii) in the case of a Partner which is not an individual, to the persons who were partners, stockholders or owners of the Partner as of the Effective Date, (iii) pursuant to a gift


                                       43


or other transfer without consideration, (iv) pursuant to the applicable laws of descent or distribution, (v) to another Partner, (vi) subject to the provisions of Section 11.6, pursuant to a grant of a security interest, pledge or other encumbrance effected in a bona fide transaction or as a result of the exercise of remedies related to the security interest, pledge or other encumbrance (other than, in each case, to a lender to the Partnership or a Person who is related to a lender to the Partnership) or (vii) to any Affiliate, provided that the transferee is, in any such case, a Qualified Transferee. Any Transfer permitted by this proviso is referred to as a "Permitted Transfer." It is a condition to any Transfer otherwise permitted hereunder that the transferee assume by operation of law or express agreement all of the obligations of the transferor
Partner under this Agreement with respect to such Transferred Partnership
Interest. Notwithstanding the foregoing, any transferee of any Transferred
Partnership Interest shall be subject to the Ownership Limits and any and all ownership limitations contained in the Charter. Any transferee, whether or not admitted as a Substituted Partner, shall take subject to the obligations of the transferor hereunder. Unless admitted as a Substituted Partner, no transferee, whether by a voluntary Transfer, by operation of law or otherwise, shall have any rights hereunder, other than the rights of an Assignee as provided in
Section 11.5 hereof.

                  B. Incapacity. If a Limited Partner is subject to Incapacity, the executor, administrator, trustee, committee, guardian, conservator or receiver of such Limited Partner's estate shall have all the rights of a Limited
Partner, but not more rights than those enjoyed by other Limited Partners, for the purpose of settling or managing the estate, and such power as the Incapacitated Limited Partner possessed to Transfer all or any part of its interest in the Partnership. The Incapacity of a Limited Partner, in and of itself, shall not dissolve or terminate the Partnership.

                  C. Opinion of Counsel. In connection with any Transfer of a Partnership Interest, the General Partner shall have the right to receive an opinion of counsel reasonably satisfactory to it to the effect that the proposed
Transfer may be effected without registration under the Securities Act and will not otherwise violate any federal or state securities laws or regulations applicable to the Partnership or the Partnership Interests Transferred. If, in the opinion of such counsel, such Transfer would require the filing of a registration statement under the Securities Act or would otherwise violate any federal or state securities laws or regulations applicable to the Partnership or the Partnership Units, the General Partner may prohibit any Transfer by a Partner of Partnership Interests otherwise permitted under this Section 11.3.

                  D. Adverse Tax Consequences. No Transfer by a Partner of its
Partnership Interests (including any Exchange pursuant to Section 8.6) may be made to any Person if (i) in the opinion of legal counsel for the Partnership, it would result in the Partnership being treated as an association taxable as a corporation for federal income tax purposes, (ii) in the opinion of legal counsel for the Partnership, it would adversely affect the ability of the General Partner or any Parent of General Partner to continue to qualify as a REIT or would subject the General Partner or its Parent to any additional taxes under Code Section 857 or Code Section 4981 (provided, that this requirement may be waived by the General Partner in its sole and absolute discretion) or (iii) such Transfer is effectuated through an "established securities market" or a "secondary market (or the substantial equivalent thereof)" within the meaning of Code Section 7704.

                  E. Transfers to Lenders. No transfer of any Partnership Units may be made to a lender to the Partnership or any Person who is related (within the meaning of Section 1.752-4(b) of the Regulations) to any lender to the Partnership whose loan constitutes a Nonrecourse Liability, without the consent of the General Partner, which consent shall not be unreasonably withheld;
provided that, as a condition to such consent, the lender will be required to enter into an arrangement with the Partnership and the General Partner to redeem or exchange for the REIT Shares Amount any Partnership Units in


                                       44


which a security interest is held simultaneously with the time at which such lender would be deemed to be a Partner in the Partnership for purposes of allocating liabilities to such lender under Code Section 752.

                  Section 11.4.     Substituted Partners

                  A. Notwithstanding anything in this agreement to the contrary, no Partner shall have the right to substitute a transferee as a Partner in its place, including, without limitation, a transferee pursuant to any Permitted
Transfer. The General Partner shall, however, have the right to consent to the admission of a transferee of the interest of a Partner pursuant to this Section
11.4 as a Substituted Partner, which consent may be given or withheld by the General Partner in its sole and absolute discretion. The General Partner's failure or refusal to permit a transferee of any such interests to become a Substituted Partner shall not give rise to any cause of action against the Partnership or any Partner.

                  B. A transferee who has been admitted as a Substituted Partner in accordance with this Section 11.4 shall have all the rights and powers and be subject to all the restrictions and liabilities of a Partner under this Agreement. The admission of any transferee as a Substituted Partner shall be subject to the transferee executing and delivering to the Partnership an acceptance of all of the terms and conditions of this Agreement (including without limitation, the provisions of Section 2.4 and such other documents or instruments as may be required to effect the admission).

                  C. Upon the admission of a Substituted Partner, the General
Partner shall amend Exhibit A to reflect the name, address, Capital Account, number of Partnership Units of such Substituted Partner and to eliminate or adjust, if necessary, the name, address, Capital Account, number of Partnership
Units of the predecessor of such Substituted Partner (and any other Partner, as necessary).

                  Section 11.5.     Assignees

                  Unless and until a Partnership Interest transferee (including, without limitation, a transferee meeting the requirements provided for in
Section 11.3) is admitted to the Partnership as a Substituted Limited Partner pursuant to Section 11.4, such transferee shall be considered an Assignee for purposes of this Agreement. An Assignee shall be entitled to all the rights of an assignee of a limited partnership interest under the Act, including the right to receive distributions from the Partnership and the share of Net Income, Net
Losses and other items of income, gain, loss, deduction and credit of the Partnership attributable to the Partnership Units assigned to such transferee, the rights to Transfer the Partnership Units provided in this Article 11, and the right of Exchange provided in Section 8.6, but shall not be deemed to be a Partner of Partnership Units for any other purpose under this Agreement, and shall not be entitled to effect a Consent or vote with respect to such Partnership Units on any matter presented to the Partners for approval (such right to Consent or vote, to the extent provided in this Agreement or under the Act, fully remaining with the transferor Partner). In the event that any such transferee desires to make a further assignment of any such Partnership Units, such transferee shall be subject to all the provisions of this Article 11 to the same extent and in the same manner as any Partners desiring to make an assignment of Partnership Units. The General Partner shall have no liability under any circumstance with respect to any Assignee as to which it does not have notice.

                  Section 11.6.     General Provisions

                  A. No General Partner may withdraw from the Partnership other than as a result of (i) a permitted Transfer of all of such General Partner's
Partnership Units in accordance with this Article 11, and the transferee of such Partnership Units being admitting to the Partnership as a Substituted


                                       45


Partner, or (ii) pursuant to an Exchange by the General Partner of all of its Partnership Units under Section 8.6 hereof.

                  B. Any Partner who shall Transfer all of its Partnership Units in a Transfer (i) permitted pursuant to this Article 11 where such transferee was admitted as a Substituted Partner or (ii) pursuant to the exercise of its rights to effect an Exchange of all of its Partnership Units under Section 8.6 hereof, shall cease to be a Partner.

                  C. Transfers pursuant to this Article 11 may only be made on the first day of a fiscal quarter of the Partnership, unless the General Partner otherwise agrees.

                  D. All distributions of Available Cash attributable to an Partnership Unit with respect to which the Partnership Record Date is before the date of a Transfer or an Exchange of the Partnership Unit shall be made to the transferor Partner or the exchanging Partner, as the case may be, and, in the case of a Transfer other than an Exchange, all distributions of Available Cash thereafter attributable to such Partnership Unit shall be made to the transferee
Partner.

                  E. In addition to any other restrictions on Transfer herein contained, in no event may any Transfer or assignment of a Partnership Interest by any Partner (including any Exchange or any other acquisition of Partnership
Units by the Partnership) be made:

                           (a) to any person or entity who lacks the legal right, power or capacity to own a Partnership Interest;

                           (b)      in violation of applicable law;

                           (c) if such Transfer would, in the opinion of counsel to the Partnership or the General Partner, cause an increased tax liability to any other Partner or Assignee as a result of the termination of the Partnership, in either case for federal or state income or franchise tax purposes (except as a result of the Exchange of all Partnership Units held by all Partners);

                           (d) if such Transfer would, in the opinion of legal counsel to the Partnership, cause the Partnership or its Parent either
         (i) to cease to be classified as a partnership or (ii) to be classified as a publicly traded partnership treated as a corporation, in either case for federal or state income tax purposes (except as a result of an the Exchange of all Partnership Units held by all Partners);

                           (e) if such Transfer would cause the Partnership or its Parent to become, with respect to any employee benefit plan subject to Title I of ERISA, a "party-in-interest" (as defined in ERISA Section
         3(14)) or a "disqualified person" (as defined in Code Section 4975(c));

                           (f) if such Transfer would, in the opinion of legal counsel to the Partnership, cause any portion of the assets of the Partnership or its Parent to constitute assets of any employee benefit plan pursuant to Department of Labor Regulations Section 2510.2-101;

                           (g) if such Transfer causes the Partnership or its Parent (as opposed to the General Partner) to become a reporting company under the Exchange Act; or


                                       46


                           (h) if such Transfer subjects the Partnership or its Parent to regulation under the Investment Company Act of 1940, the Investment Advisors Act of 1940 or ERISA, each as amended.

                                   ARTICLE 12.
                              ADMISSION OF PARTNERS

                  Section 12.1.     Admission of Successor General Partner

                  A successor to all of the General Partner's Partnership
Interest pursuant to Section 11.2 hereof who is proposed to be admitted as a successor General Partner shall be admitted to the Partnership as the General
Partner, effective immediately upon such Transfer. Any such successor shall carry on the business of the Partnership without dissolution. In each case, the admission shall be subject to the successor General Partner executing and delivering to the Partnership an acceptance of all of the terms, conditions and applicable obligations of this Agreement and such other documents or instruments as may be required to effect the admission.

                  Section 12.2.     Admission of Additional Partners

                  A. Subject to Section 7.3.(B), a Person (other than an existing Partner) who makes a Capital Contribution to the Partnership in accordance with this Agreement shall be admitted to the Partnership as an Additional Partner only upon furnishing to the General Partner (i) evidence of acceptance, in form and substance satisfactory to the General Partner, of all of the terms and conditions of this Agreement, including, without limitation, the power of attorney granted in Section 2.4 hereof and the consent required under
Section 4.2, and (ii) such other documents or instruments as may be required in the sole and absolute discretion of the General Partner in order to effect such Person's admission as an Additional Partner.

                  B. Notwithstanding anything to the contrary in this Section
12.2, and subject to Section 7.3(B) and Section 11.3 as to a Permitted Transfer, no Person shall be admitted as an Additional Partner without the consent of the General Partner, which consent may be given or withheld in the General Partner's sole and absolute discretion. The admission of any Person as an Additional
Partner shall become effective on the date upon which the name of such Person is recorded on the books and records of the Partnership, following the consent of the General Partner to such admission.

                  C. If any Additional Partner is admitted to the Partnership on any day other than the first day of a Fiscal Year, then Net Income, Net Loss, each item thereof and all other items of income, gain, loss, deduction and credit allocable among Partners and Assignees for such Fiscal Year shall be allocated among such Additional Partner and all other Partners and Assignees by taking into account their varying interests during the Fiscal Year in accordance with Code Section 706(d), using the "interim closing of the books" method or another permissible method selected by the General Partner. Solely for purposes of making such allocations, each of such items for the calendar month in which an admission of any Additional Partner occurs shall be allocated among all the Partners and Assignees including such Additional Partner, in accordance with the principles described in Section 11.6.C hereof. All distributions of Available
Cash with respect to which the Partnership Record Date is before the date of such admission shall be made solely to Partners and Assignees other than the Additional Partner, and all distributions of Available Cash thereafter shall be made to all the Partners and Assignees including such Additional Partner.


                                       47


                  Section 12.3.     Amendment of Agreement and Certificate of
                                    Partnership

                  For the admission to the Partnership of any Partner, the General Partner shall take all steps necessary and appropriate under the Act to amend the records of the Partnership and, if necessary, to prepare as soon as practical an amendment of this Agreement (including an amendment of Exhibit A) and, if required by law, shall prepare and file an amendment to the Certificate and may for this purpose exercise the power of attorney granted pursuant to
Section 2.4 hereof.

                                   ARTICLE 13.
                    DISSOLUTION, LIQUIDATION AND TERMINATION

                  Section 13.1.     Dissolution

                  The Partnership shall not be dissolved by the admission of Substituted Partners or Additional Partners or by the admission of a successor
General Partner in accordance with the terms of this Agreement. Upon the withdrawal of the General Partner, any successor General Partner shall continue the business of the Partnership without dissolution. However, the Partnership shall dissolve, and its affairs shall be wound up, upon the first to occur of any of the following (each a "Liquidating Event"):

                  A. the expiration of its term as provided in Section 2.5 hereof;

                  B. an event of withdrawal of the General Partner, as defined in the Act (other than an event of bankruptcy and other than the cessation of the functioning of Midway Holdings, Inc., Palmetto Holdings I, Inc. and J.B.
Baldwin Land Holdings Co., Inc. as General Partners of the Partnership), unless, within 90 days after the withdrawal of a General Partner, the remaining Partners unanimously agree in writing to continue the business of the Partnership and to the appointment, effective as of the date of withdrawal, of a substitute General
Partner;

                  C. an election to dissolve the Partnership after the No
Transfer Period expires made by the General Partner, in its sole and absolute discretion;

                  D. entry of a decree of judicial dissolution of the Partnership pursuant to the provisions of the Act;

                  E. the sale of all or substantially all of the assets and properties of the Partnership for cash or marketable securities;

                  F. a final and non-appealable judgment is entered by a court of competent jurisdiction ruling that the General Partner is bankrupt or insolvent, or a final and non-appealable order for relief is entered by a court with appropriate jurisdiction against the General Partner, in each case under any federal or state bankruptcy or insolvency laws as now or hereafter in effect, unless prior to or within ninety days after the entry of such order or judgment a Majority of Remaining Partners Consent in writing to continue the business of the Partnership and to the appointment, effective as of a date prior to the date of such order or judgment, of a substitute General Partner;

                  G. the Incapacity of the General Partner other than an event covered under B above, unless a Majority of Remaining Partners agree in writing to continue the business of the Partnership and to the appointment, effective as of a date prior to the date of such Incapacity, of a substitute General Partner;
or


                                       48


                  H. the Exchange of all Partnership Units (other than those of the General Partner).

                  Section 13.2.     Winding Up

                  A. Upon the occurrence of a Liquidating Event, the Partnership shall continue solely for the purposes of winding up its affairs in an orderly manner, liquidating its assets and satisfying the claims of its creditors and Partners. After the occurrence of a Liquidating Event, no Partner shall take any action that is inconsistent with, or not necessary to or appropriate for, the winding up of the Partnership's business and affairs. The General Partner (or, in the event that there is no remaining General Partner, any Person elected by a Majority in Interest of the Limited Partners (the General Partner or such other
Person being referred to herein as the "Liquidator")) shall be responsible for overseeing the winding up and dissolution of the Partnership and shall take full account of the Partnership's liabilities and property, and the Partnership property shall be liquidated as promptly as is consistent with obtaining the fair value thereof, and the proceeds therefrom (which may, to the extent determined by the General Partner, include shares of stock in the General
Partner) shall be applied and distributed in the following order:

                           (1) First, to the satisfaction of all of the Partnership's debts and liabilities to creditors other than the Partners and their Assignees (whether by payment or the making of reasonable provision for payment thereof);

                           (2) Second, to the satisfaction of all of the Partnership's debts and liabilities to the Limited Partners and any Assignees (whether by payment or the making of reasonable provision for payment thereof);

                           (3) Third, to the satisfaction of all of the Partnership's debts and liabilities to the General Partner (whether by payment or the making of reasonable provision for payment thereof), including, but not limited to, amounts due as reimbursements under
         Section 7.4 hereof; and

                            (4) The balance, if any, to the Partners and any Assignees in accordance with and proportion to their positive Capital
         Account balances, after giving effect to all contributions, distributions and allocations for all periods.

The General Partner shall not receive any additional compensation for any services performed pursuant to this Article 13.

                  B. Notwithstanding the provisions of Section 13.2.A hereof that require liquidation of the assets of the Partnership, but subject to the order of priorities set forth therein, if prior to or upon dissolution of the Partnership the Liquidator determines that an immediate sale of part of all of the Partnership's assets would be impractical or would cause undue loss to the Partners, the Liquidator may, in its sole and absolute discretion, defer for a reasonable time the liquidation of any assets except those necessary to satisfy liabilities of the Partnership (including to those Partners as creditors) and/or distribute to the Partners, in lieu of cash, as tenants in common and in accordance with the provisions of Section 13.2.A hereof, undivided interests in such Partnership assets as the Liquidator deems not suitable for liquidation.
Any such distributions in kind shall be made only if, in the good faith judgment of the Liquidator, such distributions in kind are in the best interest of the Partners, and shall be subject to such conditions relating to the disposition and management of such properties as the Liquidator deems reasonable and equitable and to any agreements governing the operation of such properties at such time.


                                       49


The Liquidator shall determine the fair market value of any property distributed in kind using such reasonable method of valuation as it may adopt.

                  C. In the event that the Partnership is "liquidated" within the meaning of Regulations Section 1.704-1(b)(2)(ii)(g), distributions shall be made pursuant to this Article 13 to the Partners and Assignees that have positive Capital Accounts in compliance with Regulations Section
1.704-1(b)(2)(ii)(b)(2) to the extent of, and in proportion to, their positive
Capital Account balances. If any Partner has a deficit balance in its Capital
Account (after giving effect to all contributions, distributions and allocations for all taxable years, including the year during which such liquidation occurs), such Partner shall have no obligation to make any contribution to the capital of the Partnership with respect to such deficit, and such deficit shall not be considered a debt owed to the Partnership or to any other Person for any purpose whatsoever. In the sole and absolute discretion of the General Partner or the Liquidator, a pro rata portion of the distributions that would otherwise be made to the Partners pursuant to this Article 13 may be withheld or escrowed to provide a reasonable reserve for Partnership liabilities (contingent or otherwise) and to reflect the unrealized portion of any installment obligations owed to the Partnership, provided that such withheld or escrowed amounts shall be distributed to the Partners in the manner and order of priority set forth in
Section 13.2.A hereof as soon as practicable.

                  Section 13.3.     Deemed Distribution and Recontribution

                  Notwithstanding any other provision of this Article 13, in the event that the Partnership is liquidated within the meaning of Regulations
Section 1.704-1(b)(2)(ii)(g), but no Liquidating Event has occurred, the Partnership's Property shall not be liquidated, the Partnership's liabilities shall not be paid or discharged and the Partnership's affairs shall not be wound up. Instead, for federal and state income tax purposes, the Partnership shall be deemed to have distributed its assets in kind to the Partners, who shall be deemed to have assumed and taken such assets subject to all Partnership liabilities, all in accordance with their respective Capital Accounts.
Immediately thereafter, the Partners shall be deemed to have recontributed the Partnership assets in kind to the Partnership, which shall be deemed to have assumed and taken such assets subject to all such liabilities.

                  Section 13.4.     Rights of Partners

                  Except as otherwise provided in this Agreement, (a) each Partner shall look solely to the assets of the Partnership for the return of its Capital Contribution, (b) no Partner shall have the right or power to demand or receive property other than cash from the Partnership and (c) no Partner shall have priority over any other Partner as to the return of its Capital
Contributions, distributions or allocations.

                  Section 13.5.     Notice of Dissolution

                  In the event that a Liquidating Event occurs or an event occurs that would, but for an election or objection by one or more Partners pursuant to Section 13.1 hereof, result in a dissolution of the Partnership, the General Partner shall, within 30 days thereafter, provide written notice thereof to each of the Partners and, in the General Partner's sole and absolute discretion or as required by the Act, to all other parties with whom the Partnership regularly conducts business (as determined in the sole and absolute discretion of the General Partner), and the General Partner may, or, if required by the Act, shall, publish notice thereof in a newspaper of general circulation in each place in which the Partnership regularly conduct business (as determined in the sole and absolute discretion of the General Partner).


                                       50


                  Section 13.6.     Cancellation of Certificate of Limited
                                    Partnership

                  Upon the completion of the liquidation of the Partnership cash and property as provided in Section 13.2 hereof, the Partnership shall be terminated and the Certificate and all qualifications of the Partnership as a foreign limited partnership in jurisdictions other than the State of Florida shall be canceled and such other actions as may be necessary to terminate the Partnership shall be taken.

                  Section 13.7.     Reasonable Time for Winding-Up

                  A reasonable time shall be allowed for the orderly winding-up of the business and affairs of the Partnership and the liquidation of its assets pursuant to Section 13.2 hereof, in order to minimize any losses otherwise attendant upon such winding-up, and the provisions of this Agreement shall remain in effect between the Partners during the period of liquidation.

                  Section 13.8.     Liability of Liquidator

                  The Liquidator shall be indemnified and held harmless by the Partnership from and against any and all claims, liabilities, costs, damages, and causes of action of any nature whatsoever arising out of or incidental to the Liquidator's taking of any action authorized under or within the scope of this Agreement; provided, however, that the Liquidator shall not be entitled to indemnification, and shall not be held harmless, where the claim, demand, liability, cost, damage or cause of action at issue arises out of (i) a matter entirely unrelated to the Liquidator's action or conduct pursuant to the provisions of this Agreement or (ii) the proven willful misconduct or gross negligence of the Liquidator.

                                   ARTICLE 14.
                               GENERAL PROVISIONS

                  Section 14.1.     Addresses and Notice

                  Any notice, demand, request or report required or permitted to be given or made to a Partner or Assignee under this Agreement shall be in writing and shall be deemed given or made when delivered in person or when sent by first class United States mail or by other means of written communication
(including by telecopy, facsimile, or commercial courier service) (i) in the case of a Partner, to that Partner at the address set forth on the signature pages attached hereto, or such other address of which the Partner shall notify the General Partner in writing and (ii) in the case of an Assignee, to the address of which such Assignee shall notify the General Partner in writing.

                  Section 14.2.     Titles and Captions

                  All article or section titles or captions in this Agreement are for convenience only. They shall not be deemed part of this Agreement and in no way define, limit, extend or describe the scope or intent of any provisions hereof. Except as specifically provided otherwise, references to "Articles" or "Sections" are to Articles and Sections of this Agreement.

                  Section 14.3.     Pronouns and Plurals

                  Whenever the context may require, any pronouns used in this Agreement shall include the corresponding masculine, feminine or neuter forms, and the singular form of nouns, pronouns and verbs shall include the plural and vice versa.


                                       51


                  Section 14.4.     Further Action

                  The parties shall execute and deliver all documents, provide all information and take or refrain from taking action as may be necessary or appropriate to achieve the purposes of this Agreement.

                  Section 14.5.     Binding Effect

                  This Agreement shall be binding upon and inure to the benefit of the parties hereto and their heirs, executors, administrators, successors, legal representatives and permitted assigns.

                  Section 14.6.     Creditors

                  Other than as expressly set forth herein with respect to Indemnitees, none of the provisions of this Agreement shall be for the benefit of, or shall be enforceable by, any creditor of the Partnership.

                  Section 14.7.     Waiver

                  No failure by any party to insist upon the strict performance of any covenant, duty, agreement or condition of this Agreement or to exercise any right or remedy consequent upon a breach thereof shall constitute waiver of any such breach or any other covenant, duty, agreement or condition.

                  Section 14.8.     Counterparts

                  This Agreement may be executed in counterparts, all of which together shall constitute one agreement binding on all the parties hereto, notwithstanding that all such parties are not signatories to the original or the same counterpart.

                  Section 14.9.     Applicable Law

                  This Agreement shall be construed and enforced in accordance with and governed by the laws of the State of Florida, without regard to the principles of conflicts of law. In the event of a conflict between any provision of this Agreement and any non-mandatory provision of the Act, the provisions of this Agreement shall control and take precedence.

                  Section 14.10.    Entire Agreement

                  This Agreement contains all of the understandings and agreements between and among the Partners with respect to the subject matter of this Agreement and the rights, interests and obligations of the Partners with respect to the Partnership.

                  Section 14.11.    Invalidity of Provisions

                  If any provision of this Agreement is or becomes invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not be affected thereby.

                  Section 14.12.    Limitation to Preserve REIT Status

                  Notwithstanding anything else in this Agreement, to the extent that the amount paid, credited, distributed or reimbursed by the Partnership to, for or with respect to the General Partner or its


                                       52


officers, directors, employees or agents, whether as a reimbursement, fee, expense or indemnity (a "REIT Payment"), would constitute gross income to the General Partner or its Parent for purposes of Code Section 856(c)(2) or Code
Section 856(c)(3), then, notwithstanding any other provision of this Agreement, the amount of such REIT Payments, as selected by the General Partner in its discretion from among items of potential distribution, reimbursement, fees, expenses and indemnities, shall be reduced for any Fiscal Year so that the REIT
Payments, as so reduced, to, for or with respect to the General Partner shall not exceed the lesser of:

                           (a) an amount equal to the excess, if any, of (i) four and nine-tenths percent (4.9%) of the General Partner's Parent's total gross income (but excluding the amount of any REIT Payments) for the Fiscal Year that is described in subsections (A) through (H) of Code Section 856(c)(2) over (ii) the amount of gross income (within the meaning of Code Section 856(c)(2)) derived by the General Partner's
         Parent from sources other than those described in subsections (A) through (H) of Code Section 856(c)(2) (but not including the amount of any REIT Payments); or

                           (b) an amount equal to the excess, if any, of (i) 24% of the General Partner's Parent's total gross income (but excluding the amount of any REIT Payments) for the Fiscal Year that is described in subsections (A) through (I) of Code Section 856(c)(3) over (ii) the amount of gross income (within the meaning of Code Section 856(c)(3)) derived by the General Partner's Parent from sources other than those described in subsections (A) through (I) of Code Section 856(c)(3) (but not including the amount of any REIT Payments);

provided, however, that REIT Payments in excess of the amounts set forth in clauses (a) and (b) above may be made if the General Partner, as a condition precedent, obtains an opinion of tax counsel that the receipt of such excess amounts shall not adversely affect the General Partner's Parent's ability to qualify as a REIT. To the extent that REIT Payments may not be made in a Fiscal
Year as a consequence of the limitations set forth in this Section 14.12, such REIT Payments shall carry over and shall be treated as arising in the following
Fiscal Year. The purpose of the limitations contained in this Section 14.12 is to prevent General Partner's Parent from failing to qualify as a REIT under the Code by reason of the Parent's allocable share of the General Partner's share of items, including distributions, reimbursements, fees, expenses or indemnities, receivable directly or indirectly from the Partnership, and this Section 14.12 shall be interpreted and applied to effectuate such purpose.

                  Section 14.13.    No Partition

                  No Partner nor any successor-in-interest to a Partner shall have the right while this Agreement remains in effect to have any property of the Partnership partitioned, or to file a complaint or institute to any proceeding at law or in equity to have such property of the Partnership partitioned, and each Partner, on behalf of itself and its successors and assigns hereby waives any such right. It is the intention of the Partners that the rights of the parties hereto and their successors-in-interest to Partnership property, as among themselves, shall be governed by the terms of this Agreement, and that the rights of the Partners and their successors-in-interest shall be subject to the limitations and restrictions as set forth in this Agreement.


                                       53


                  IN WITNESS WHEREOF, the parties hereto have executed this agreement as of the date first written above.

                                    GENERAL PARTNER:

                                    KIMCO BRADENTON 698, INC.,

                                    a Florida corporation


                                    By: /s/ Bruce M. Kauderer
                                       -------------------------------
                                    Name: Bruce M. Kauderer
                                         -----------------------------
                                    Title: V.P.
                                          ----------------------------

                                    Address:
                                    c/o Kimco Realty Corporation
                                    3333 New Hyde Park Road, Suite 100
                                    New Hyde Park, NY  11042-0020


                                    /s/  Charles W. Wafer
                                    -----------------------------------
                                    Charles W. Wafer, Withdrawing Partner from
                                    the Operating Partnership


                                    LIMITED PARTNERS:
                                    ----------------

                                    MILNER INVESTMENT CORPORATION


                                    By: /s/ Reese L. Milner II
                                       -------------------------------
                                    Name:
                                         -----------------------------
                                    Title: President
                                          ----------------------------

                                    Address:
                                    Milner Investment Corporation
                                    Reese L. Milner, II
                                    439 North Bedford Drive
                                    Beverly Hills, CA  90210


                                       54


                                    FARGO INVESTMENTS


                                    By: /s/ B. Freeman
                                       -------------------------------
                                    Name: B. Freeman
                                         -----------------------------
                                    Title: G.P.
                                          ----------------------------

                                    Address:
                                    Fargo Investments
                                    Freeman Spogli & Co.
                                    11100 Santa Monica Blvd., Suite 1900
                                    Los Angeles, CA  90025

                                    PALMETTO HOLDINGS I, INC.


                                    By: /s/ John Jamerson
                                       -------------------------------
                                    Name: John E. Jamerson
                                         -----------------------------
                                    Title: President
                                          ----------------------------


                                    Palmetto Holdings I, Inc.
                                    Mr. John E. Jamerson
                                    6234 East Mercer Way
                                    Mercer Island, WA  98040


                                    MIDWAY HOLDINGS, INC.


                                    By: /s/ Eric Doy Howell
                                       -------------------------------
                                    Name: Eric Doy Howell
                                         -----------------------------
                                    Title: President
                                          ----------------------------


                                    Address:
                                    Midway Holdings, Inc.
                                    Eric D. Howell
                                    5306 Cortez Road West, Suite 4
                                    Bradenton, FL 34210


                                       55


                                    J.B. BALDWIN LAND COMPANY, INC.


                                    By: /s/ J. B. Baldwin
                                       -------------------------------
                                    Name: J. B. Baldwin
                                         -----------------------------
                                    Title: Pres.
                                          ----------------------------


                                    Address:
                                    J.B. Baldwin Land Company
                                    Parsley-Baldwin Realty
                                    P.O. Box 605
                                    Boca Grande, FL  33921








                                       56



         Kimco Realty Corporation, a Maryland corporation, hereby executed this agreement solely for the purpose of acknowledging its agreement to make REIT shares available to the General Partner in the event of an exchange pursuant to
Section 8.6 and not as a partner of the Partnership.

                                    By:      KIMCO REALTY CORPORATION
                                             a Maryland corporation


                                    By: /s/ Bruce M. Kauderer
                                       -----------------------------------
                                    Name: Bruce M. Kauderer
                                         ---------------------------------
                                    Title: Vice President
                                          --------------------------------






                                    EXHIBIT A

                           PARTNER'S PARTNERSHIP UNITS



                                  Value of Partnership
        Name of Partner                   Units
--------------------------------------------------------
General Partner:

  Kimco Bradenton 698 Inc.            9,299,788

Limited Partners:

  Midway Holdings, Inc.               1,300,000

  Milner Investment Corp.               345,532

  Fargo Investments                   1,727,664

  Palmetto Holdings I, Inc.             500,000

 J.B. Baldwin Land Co.                1,100,000










                                       A-1







                                    EXHIBIT B

                               NOTICE OF EXCHANGE

To:      Kimco Bradenton 698, Inc.
         3333 New Hyde Park Road
         Suite 100
         P.O. Box 5020
         New Hyde Park, NY  11042-0020

         The undersigned Partner or Assignee hereby irrevocably tenders for Exchange __________ Partnership Units in BAY-GARD, LTD., in accordance with the terms of the Amended and Restated Limited Partnership Agreement of BAY-GARD,
LTD., dated as of _________ ___, 1998 (the "Agreement"), and the Exchange rights referred to therein. The undersigned Partner or Assignee:

                           (a) undertakes (i) to surrender such Partnership
         Units and any certificate therefor at the closing of the Exchange and
         (ii) to furnish to the General Partner, prior to the Specified Exchange
         Date, the documentation, instruments and information required under
         Section 8.6.D of the Agreement;

                           (b) directs that, at the sole discretion of the General Partner, either (i) a certified check representing the Cash
         Amount deliverable upon closing of the Exchange be delivered to the address specified below or (ii) a certificate(s) representing the REIT
         Shares deliverable upon the closing of such Exchange be delivered to the address specified below;

                           (c) represents, warrants, certifies and agrees that:
         (1) the undersigned Partner or Assignee has, and at the closing of the Exchange will have, good, marketable and unencumbered title to such Partnership Units, free and clear of the rights or interests of any other person or entity, (2) the undersigned Partner or Assignee has, and at the closing of the Exchange will have, the full right, power and authority to tender and surrender such Partnership Units as provided herein, and (3) the undersigned Partner or Assignee has obtained the consent or approval of all persons and entities, if any, having the right to consent to or approve such tender and surrender; and

                           (d) acknowledges that it will continue to own such Partnership Units until and unless such Exchange transaction closes.





                                       B-1




                  All capitalized terms used herein and not otherwise defined shall have the same meaning ascribed to them respectively in the Agreement.

Dated:
      -----------------------

                                       Name of Partner or Assignee:


                                       ----------------------------------------


                                       ----------------------------------------
                                       (Signature of Partner or Assignee)


                                       ----------------------------------------
                                       (Street Address)


                                       ----------------------------------------
                                       (City)                   (State)    (Zip)

                                       Signature Guaranteed by:


                                       ----------------------------------------


Issue REIT Shares in the name of:
                                             ----------------------------------
Please insert social security or
identifying number:                          ----------------------------------






                                       B-2

